As filed with the Securities and Exchange Commission on April 30, 1999
                                                Registration Nos. 033-54116
                                                               and 811-5649


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
-------------------------------------------------------------------------------

                                    FORM N-4

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                     Pre-Effective Amendment No. ____ / /
                   Post -Effective Amendment No.  10  /X/
                                       And

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                            Amendment No. 23  /X/

                              INTRAMERICA VARIABLE
                                 ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                       Intramerica Life Insurance Company
                               (Name of Depositor)

                    9 Ramland Road Orangeburg, New York 10962
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including Area Code: (800) 833-0194

Name and Address of Agent for Service:        Copy  to:
Richard G. Petitt                             Stephen E. Roth, Esq.
Intramerica Life Insurance Company            Sutherland Asbill & Brennan LLP
9 Ramland Road                                1275 Pennsylvania Avenue, N.W.
Orangeburg, New York 10962                    Washington, D.C.  20004-2415

                  Approximate Date of Proposed Public Offering:
    As soon as practicable after effectiveness of the Registration Statement
-------------------------------------------------------------------------------

It is proposed that this filing will become  effective:

/ / Immediately upon filing pursuant to paragraph (b) of Rule 485 /X/ On May 1, 1999, pursuant to paragraph (b) of Rule 485
/ /  60 days after filing pursuant to paragraph (a) of Rule 485
/ /  On __________, pursuant to paragraph (a) of Rule 485

                      Title of Securities Being Registered:
    Units of Interest in the Separate Account under flexible payment deferred variable annuity contracts.

                              Scudder Horizon Plan
                             Prospectus May 1, 1999

              A No-Load Flexible Premium Deferred Variable Annuity
                                   offered by
                       Intramerica Life Insurance Company
                                   through the
                      Intramerica Variable Annuity Account


This prospectus describes the Scudder Horizon Plan Contract ("Contract"). The Contract investment alternatives -- a general account (paying a guaranteed minimum fixed rate of interest) and 7 subaccounts of the Intramerica Variable Annuity Account. Money you direct to a subaccount is invested exclusively in a single portfolio of the Scudder Variable Life Investment Fund. The 7 mutual fund portfolios we offer through the subaccounts under this Contract are:


         Scudder  Variable Life Investment Fund
         o Money Market  Portfolio
         o Bond Portfolio
         o Capital Growth Portfolio
         o Balanced  Portfolio
         o Growth and Income Portfolio
         o International Portfolio
         o Global Discovery Portfolio

Variable annuity contracts involve certain risks, including possible loss of principal.

o The investment performance of the portfolios in which the subaccounts invest will vary.

o    We do not guarantee how any of the portfolios will perform.

o The Contract is not a deposit or obligation of any bank, and no bank endorses or guarantees the contract.

o Neither the U.S. Government nor any federal agency insures your investment in the Contract.

Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Scudder Horizon Plan variable annuity contract.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


The Contract is designed to aid you in long-term financial planning.


To learn more about the Contract, you may want to look at the Statement of Additional Information dated May 1, 1999, (the "SAI"). For a free copy of the SAI, contact us at:


Scudder Horizon Plan
Customer Service Center
8301 Maryland Ave.
St. Louis, MO 63105
(800) 833-0194


Intramerica has filed the SAI with the U.S. Securities and Exchange Commission (the "SEC") and has incorporated it by reference into this prospectus. The SAI's table of contents appears at the end of this prospectus.


The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information. You may also read and copy any of these documents at the SEC's public reference room in Washington, D.C. Please call 1-800-SEC-0330 for further information on the operation of the public reference room.

                                Table of Contents
Definitions..............................................................1
Summary..................................................................4
Fee Table................................................................9
     Example............................................................10
     Financial Statements...............................................11
Calculation of Yields and Total Returns.................................12
Other Performance Data..................................................13
Intramerica and the Variable Account....................................14
     Intramerica Life Insurance Company.................................14
     Purchase Agreement with Allstate...................................14
     Intramerica Variable Annuity Account...............................14
     Services Agreements with Allstate..................................15
Scudder Variable Life Investment Fund...................................16
     Addition, Deletion, or Substitution of Investments.................17
The Contract............................................................18
     Contract Application and Issuing the Contract......................19
     Examination Period.................................................19
         Return of Premium Plus or Minus Investment Experience..........20
     Payments...........................................................20
         Initial Payment................................................20
         Additional Payments............................................21
         Automatic Investment Plan......................................21
         Limitations on Payments........................................21
     Allocating Payments................................................22
     Transfers..........................................................23
         Asset Rebalancing Option.......................................23
         Dollar Cost Averaging..........................................25
     Account Value......................................................26
         Unit Value.....................................................27
         Investment Experience Factor...................................28
     Contract Ownership.................................................28
     Assignment of Contract.............................................29
Access to Your Money....................................................30
     Full and Partial Surrenders........................................30
         Systematic Withdrawals.........................................31
     Annuity Payments...................................................32
     Annuity Income Options.............................................33
     Maturity Date......................................................35
     Death Benefit......................................................36
     Beneficiary Provisions.............................................36
     Death of Owner.....................................................37
     Employment-Related Benefit Plans...................................37
Charges and Deductions..................................................37
     Mortality and Expense Risk Charge..................................38
     Contract Administration Charge.....................................39
     Records Maintenance Charge.........................................39
     Premium Taxes......................................................40
     Other Taxes........................................................40
     Transfer Charges...................................................40
     Portfolio Charges..................................................40
Certain Federal Income Tax Consequences.................................40
     Tax Status of the Contract.........................................41
     Taxation of Nonqualified Contracts.................................41
         Diversification Requirements...................................41
         Owner Control..................................................41
         Required Distributions.........................................42
         Non-Natural Person.............................................42
         Withdrawals....................................................42
         Penalty Tax on Certain Withdrawals.............................43
         Annuity Payments...............................................43
         Taxation of Death Benefit Proceeds.............................43
         Transfers, Assignments or Exchanges of a Contract..............44
         Withholding....................................................44
         Multiple Contracts.............................................44
     Taxation of Qualified Contracts....................................44
         Other Tax Issues...............................................45
     Our Income Taxes...................................................45
     Possible Tax Law Changes...........................................46
General Provisions......................................................46
     The Contract.......................................................46
     Delay of Payment and Transfers.....................................46
     Contract Expiration................................................47
     Misstatement of Age or Sex.........................................47
     Nonparticipating Contract..........................................47
     Notices and Inquiries..............................................48
     Records and Reports................................................48
     Year 2000 Disclosure...............................................48
Services Agreement......................................................49
Distribution of the Contract............................................49
The General Account.....................................................50
Voting Rights...........................................................52
Legal Proceedings.......................................................53
Additional Information..................................................53
Table of Contents for Statement of Additional Information...............54
Condensed Financial Information........................................A-1



            This Contract is available only in the State of New York.

                                   Definitions

     account value -- Your Contract's total value in the subaccounts and the general account. The Contract refers to account value as "Accumulated Value."

     age -- The annuitant's age on his or her birthday nearest to the Contract Anniversary.

     annuitant -- The person whose life is used to determine the duration and amount of any annuity payments. If the annuitant dies before the Maturity Date, then we will pay a death benefit.

     annuity payments -- After the Maturity Date, we promise to pay you an income in the form of regular fixed annuity payments. The amount of the annuity payments depends on the amount of money you accumulate in the Contract before the Maturity Date and on the annuity income option you choose.

     beneficiary -- The person(s) you select to receive the benefits of the Contract if no Owner is living.

     Contract Date --The date listed in the Contract that we use to determine Contract years, Contract months, and Contract anniversaries. The Contract Date is usually the same date as the Effective Date.

     death benefit -- An amount we pay if the annuitant dies before the Maturity Date. The death benefit is the greater of the account value or the Guaranteed Death Benefit.

     Declaration Period -- A period of time between 1 and 5 3 years during which we will credit specified rates of interest on payments you allocate to the general account.

     Effective Date -- A date within two business days after we have received a completed application and the full initial payment.

     Fund -- The Scudder Variable Life Investment Fund, an open-end, diversified management investment company in which the subaccounts invest.

     general account -- The account containing all of Intramerica's assets, other than those held in its separate accounts.

     Guaranteed Death Benefit -- The sum of the payments you made, less any partial surrenders.

     Home Office -- The principal office of Intramerica, located at 9 Ramland Road, Orangeburg, New York 10962.

     joint annuitant -- If you select annuity income option 2, then you may designate a joint annuitant. We will use the joint annuitant's life, in addition to the annuitant's life, to determine the duration of the annuity payments.

     joint owner -- A person sharing the privileges of ownership as stated in the Contract. If a joint owner is named, then Intramerica will presume ownership to be as joint tenants with right of survivorship.

     Maturity Date -- The date on which we will begin to pay annuity payments if the annuitant is living.

     monthly anniversary -- The same date in each month as the Contract Date.

     net payment -- A payment less any applicable premium taxes.

     Nonqualified Contract -- A Contract other than a Qualified Contract.

     Owner (you, your) -- The person having the privileges of ownership stated in the Contract, including the right to receive annuity payments if the annuitant is living on the Maturity Date and the Contract is in force.

     portfolio -- A separate investment portfolio of the Fund in which a subaccount of the Variable Account invests.

     Proof of Death -- One of the following: (i) a certified copy of a death certificate, (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death, or (iii) any other proof satisfactory to Intramerica.

     Qualified Contract -- A Contract issued in connection with a retirement plan that qualifies for special Federal income tax treatment.

     subaccount -- An investment division of the Variable Account. Each subaccount invests exclusively in a single portfolio of the Fund.

     Unit Value -- The value of each unit of a subaccount. It is calculated each Valuation Period. It is similar to the net asset value of a mutual fund.


     Valuation Date -- Each day on which we value the assets in the subaccounts, which is each day on which the New York Stock Exchange is open for trading. We are open for business on each day the NYSE is open.


     Valuation Period -- The period that begins at the close of one Valuation Date and ends at the close of the next Valuation Date.

     Variable Account -- Intramerica Variable Annuity Account, a separate account composed of subaccounts which we established to receive and invest the portion of net payments under the Contract that you do not allocate to our general account.


     we, us, our, Intramerica, the Company: Intramerica Life Insurance Company.

                                     Summary

     This summary answers certain basic questions you may have about the Contract. More detailed information about the Contract appears later in this Prospectus. Please read this Prospectus carefully.

1.   Why should I purchase this Contract?

     The Contract provides a way for you to invest on a tax-deferred basis in the subaccounts of the Variable Account and in the general account. The Contract is designed to enable you to accumulate money for retirement and other long-term investment purposes. "Tax-deferred" means that earnings and appreciation on the assets in your Contract are not taxed until you take money out by a full or partial cash surrender or by annuitizing the Contract, or until we pay the death benefit.

2.   How can I purchase the Contract?


     You may purchase the Contract from us (Intramerica Life Insurance Company) for a minimum payment of $2,500 ($2,000 for an IRA). We do not deduct a commission or sales charge from any payment you make. You may make additional payments under the Contract, subject to certain conditions. Send your payments to:

         Scudder Horizon Plan
         Customer Service Center
         8301 Maryland Avenue
         St. Louis, Missouri 63105


3.   Can I use this Contract as an IRA?

     Yes, the Contract is available to most individuals who wish to purchase an IRA. It is also available to certain retirement plans and retirement accounts that qualify for special Federal income tax treatment. We require that if you desire to invest monies that qualify for different annuity tax treatment, then you must purchase separate Contracts.

4.   What annuity benefits are offered under the Contract?

     The Contract allows you to receive fixed annuity payments under one of three annuity income options. Annuity payments begin after the Maturity Date provided the annuitant is living. The three annuity income options currently available are: (i) life annuity with installment refund; (ii) joint and survivor life annuity with installment refund; and (iii) installments for life.

     Other annuity income options may be available on the Maturity Date. The dollar amount of each annuity payment will be fixed on the Maturity Date and guaranteed by us.

5.   What investments are available under the Contract?

     You may invest your money in any of the following portfolios of the Scudder Variable Life Investment Fund by directing your payments into the corresponding subaccounts:

         o        Money Market              o        Bond
         o        Capital Growth            o        Balanced
         o        Growth and Income         o        International
         o        Global Discovery

     Each subaccount invests in Class A shares of its corresponding portfolio. The assets of each portfolio are held separately from the assets of other portfolios and each has separate investment objectives and policies. The attached prospectus for the Fund more fully describes the portfolios. Scudder Kemper Investments Inc. is the investment adviser for the portfolios.

     Your investment in the subaccounts will fluctuate daily based on the investment results of the portfolios in which you invest, and on the fees and charges deducted. You bear the investment risk for amounts you invest in the subaccounts.

6.   What fixed rate options are available under the Contract?

     You may allocate funds to the general account and receive a specified rate of return. We will credit interest to your payments for the length of the Declaration Period you choose at a guaranteed rate we specify in advance. We offer Declaration Periods of 1 and 3 years. At the end of the Declaration Period, you have the option to move funds into any available subaccount or into another Declaration Period that has a new specified rate of interest that we guarantee will be no less than 3.5%.

     We guarantee interest, as well as principal, on money placed in the general account.

7.   What is the purpose of the Variable Account?

     We established the Variable Account to invest the payments we receive under our variable annuities, including this Contract. The Variable Account is divided into subaccounts. Each subaccount invests exclusively in a portfolio of the Fund. Under New York law, the assets in the Variable Account associated with the Contract generally are not chargeable with the liabilities arising out of any other business we conduct.

8.   Can I transfer assets within the Contract?

     Yes. You have the flexibility to transfer assets within the Contract. You may transfer amounts among the subaccounts and from the subaccounts to the general account at any time. You may also transfer amounts from the general account to the subaccounts or within the general account at the end of a Declaration Period.

         We do not impose a charge for any transfers. In the future, we may impose a transfer charge of $20 for the third and subsequent transfer requests made during a Contract Year.

9.   What are my expenses under the Contract?

     On each Valuation Date, we deduct an administrative fee at an annual rate of .30%, and a mortality and expense fee at an annual rate of .40%, from the amount you have invested in each subaccount. These charges are not deducted from the general account. We do not charge an annual maintenance fee, although the Contract permits us to deduct a maximum fee of $40 in the future.

     Currently, we do not pay a premium tax under New York law. We reserve the right to deduct any premium taxes payable in respect of any future payments.

     We do not deduct any surrender charges on full or partial surrenders.


     The portfolios also deduct investment charges from amounts you have invested in the portfolios through the subaccounts. These charges range from 0.44% to 1.72% annually, depending on the portfolio. See the prospectus for the Fund and the Fee Table in this Prospectus.


10.  Do I have access to my money in the Contract?

     Yes. You may make a full or partial surrender of the Contract at any time before the Maturity Date or the annuitant's death. No surrender charges apply.

     For  Qualified   Contracts  issued  under  Code  Section  403(b),   certain
restrictions will apply. You may also have to pay Federal income taxes and a penalty tax on any money you take out of the Contract.

11.  What is the death benefit?


     If the annuitant dies before the Maturity Date, we pay you, the owner, the greater of the account value or the Guaranteed Death Benefit. If the owner of a Nonqualified Contract dies before the Maturity Date and before the annuitant's death, then we will pay the account value in a lump sum to the joint owner no later than 5 years following the owner's death (if there is no joint owner, then we will pay the beneficiary).

12.  What are the Federal income tax consequences of investing in the Contract?

     The Contract's earnings are generally not taxed until you take them out. For Federal tax purposes, if you take money out before the Maturity Date, earnings come out first and are taxed as income. If you are younger than 592 when you take money out, you may be charged a 10% Federal penalty tax on the earnings. The annuity payments you receive after the Maturity Date are considered partly a return of your original investment; that part of each payment is not taxable as income. Different tax consequences may apply for a Contract used in connection with a qualified plan.

13.  Can the Contract be returned after I receive it?

     Yes. You may return the Contract for a refund by returning the Contract to our home office within 30 days after you receive it. The amount of the refund, will generally be the initial payment, plus (or minus) gains (or losses) from investing the payment in the subaccounts you selected on your application, plus interest earned on amounts you allocated to the general account.

                                 Fee Table

     This Fee Table illustrates the current charges and deductions under the Contract, as well as the Fund's fees and expenses for the 1998 calendar year. The purpose of this table is to assist you in understanding the various cost and expenses that you will bear directly and indirectly. The Fund has provided the information pertaining to the Fund.


Contract Owner Transaction Expenses
         Sales Load Imposed on Payments                                   None
         Deferred Sales Load                                              None
         Surrender Fee                                                    None
         Transfer Charge (transfers made between  subaccounts
         and/or to the general account during a Contract Year)            None
Annual Records Maintenance Charge                                         None
Variable Account Annual Expenses (as a percentage of your average net assets in the Variable Account)


         Mortality and Expense Risk Charge                          0.40%
         Contract Administration Charge                             0.30%
                                                                    -----
         Total Variable Account Annual Expenses                     0.70%


Scudder Variable Life Investment Fund Annual Expenses
(as a percentage of average net assets for the 1998 calendar year)


                                 Management              Total
                                   Fees                       Expenses
                              After Fee      Other           After Fee
Portfolio                      Waiver*      Expenses           Waiver*
---------                     ---------     --------         ---------
Money Market                   0.37%        0.07%             0.44%
Bond                           0.48%        0.09%             0.57%
Capital Growth                 0.46%        0.04%             0.50%
Balanced                       0.48%        0.08%             0.56%
Growth and Income              0.47%        0.09%             0.56%
International                  0.87%        0.17%             1.04%
Global Discovery*              0.91%        0.81%             1.72%


* Until April 30, 1998, Scudder Kemper (the Adviser) agreed to waive a portion of its management fee to the extent necessary to limit the expenses of the Global Discovery Portfolio to 1.50% of average daily net assets. As a result, actual 1998 expenses without giving effect to the expense limitation were: management fee 0.97% and total expenses 1.78%.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment, assuming 5% annual return on assets, if you continued the Contract, surrendered or annuitized at the end of each period:



Subaccount                 1 Year       3 Years      5 Years       10 Years
----------                 ------       -------      -------       --------

Money Market               $12          $36          $63           $139
Bond                       $13          $40          $70           $153
Capital Growth             $12          $38          $66           $145
Balanced                   $13          $40          $69           $152
Growth and Income          $13          $40          $69           $152
International              $18          $55          $94           $205
Global Discovery           $25          $75          $129          $276

     The fee table and example above are based upon the current level of charges deducted under the Contract. In the future, we may increase the Mortality and Expense Risk Charge to .70% per year, establish a Records Maintenance Charge of up to $40 per year and impose a transfer charge of $20 for the third and each subsequent transfer request made during a Contract Year. We currently have no intention of changing our charges.

     Neither the fee table nor the example reflects the deduction of any premium tax.



     You should not consider this example to represent past or future expenses, performance or return. Actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical. Past or future annual returns may be greater or less than the assumed return.

     A financial history of each subaccount is included in Appendix A at the back of this Prospectus.

Financial Statements

     The financial statements of Intramerica and the Variable Account are included in the SAI.

Calculation of Yields and Total  Returns

     We may periodically advertise yields and average annual total returns for the subaccounts and the portfolios. These figures will be based on historical earnings and are not intended to indicate future performance.


     Yields and standard total returns include all charges and expenses you would pay under the Contract -- the mortality and expense risk charge (0.40%) and the administrative expense charge (0.30%).


     The yield of the Money Market subaccount refers to the annualized investment income that an investment in the subaccount generates over a specified seven-day period. The effective yield of the Money Market subaccount is calculated in a similar way but, when annualized, we assume that the income earned by the investment has been reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

     The yield of a subaccount (except the Money Market subaccount) refers to the annualized income that an investment in the subaccount generates over a specified thirty-day period.

     The average annual total return of a subaccount assumes that an investment has been held in the subaccount for certain periods of time including the period measured from the date the subaccount began operations. We will provide the average annual total return for each subaccount that has been in operation for 1, 5, and 10 years. The total return quotations will represent the average annual compounded rates of return that an initial investment of $1,000 would earn as of the last day of the 1, 5 and 10 year periods.

     The yield and total return calculations are not reduced by any premium taxes. Applying premium taxes will reduce the yield and total return of a Contract.

     For additional information regarding yield and total return calculations, please refer to the SAI.


                             Other Performance Data


     We may disclose other performance data, such as cumulative total return and nonstandard total returns. This means that the data may be presented for different time periods and different dollar amounts.


     We may also present historic performance data for the portfolios since their inception that is reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance data includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

     We will only disclose non-standard performance data if we also disclose the standard performance data. For additional information regarding the calculation of other performance data, please refer to the SAI.

     Advertising, sales literature, and other communications may compare the expense and performance data for the Contract and each subaccount with other variable annuities tracked by independent services such as Lipper Analytical Services, Inc., Morningstar and the Variable Annuity Research Data Service. These services monitor and rank the performance and expenses of variable annuity issuers on an industry-wide basis. We may also make comparisons using other indices that measure performance, such as Standard & Poor's 500 Composite or the Dow Jones Industrial Average. Unmanaged indices may assume reinvestment of dividends but do not deduct administrative and management costs and expenses.

     We may report other information including the effect of tax-deferred compounding on a subaccount's returns, illustrated by tables, graphs, or charts. Tax-deferred compounding can lead to substantial long-term accumulation of assets, if the portfolio's investment experience is positive. Sales literature, advertisements or other reports may refer to A.M. Best's rating of Intramerica as an insurance company.



Intramerica and the Variable Account

Intramerica Life Insurance Company


     Intramerica is a stock life insurance company incorporated under the laws of the State of New York on March 24, 1966. Intramerica, with assets of $136 million as of December 31, 1998, principally engages in the offering of insurance products. Intramerica offers graded death benefit life insurance; this business has been reinsured by Conseco Life Insurance Company of New York. We are authorized to conduct business in New York and New Jersey. Our principal offices are located at: 9 Ramland Road, Orangeburg, New York 10962, (800) 833-0194.


     Intramerica is currently a wholly owned subsidiary of Leucadia National Corporation ("Leucadia"), a New York corporation.

Purchase Agreement with Allstate

     On December 21, 1998, Allstate Life Insurance Company ("Allstate") announced that it has entered into an agreement with Leucadia to purchase Intramerica. The transaction is subject to regulatory approvals and is expected to close before July 1, 1999.

     CNL, Inc. ("CNL") is the principal underwriter of the Contract. On September 2, 1998, Leucadia, then sole owner of all of the stock of CNL, sold all of its CNL stock to Allstate.

Intramerica Variable Annuity Account

     First Charter Life Insurance Company established the Variable Account as a separate investment account under the laws of the State of New York on June 8, 1988. It became a separate investment account of Intramerica on November 1, 1992 when First Charter was merged into Intramerica. The name of the Variable Account was changed to "Intramerica Variable Annuity Account" at that time. The Variable Account receives and invests the payments under the Contracts. We may offer other variable annuities for which the Variable Account may receive and invest payments.

     Under New York law, the assets of the Variable Account are our property. Assets of the Variable Account attributable to the Contract generally are not chargeable with liabilities arising out of any other business we may conduct. However, assets of the Variable Account will be available to cover the liabilities of our general account to the extent that Variable Account assets exceed its liabilities arising under the variable annuity contracts it supports. The obligations under the Contracts are obligations of Intramerica.

     The Variable Account is divided into subaccounts. Each subaccount invests exclusively in shares of one of the Fund's portfolios. Income, gains and losses from the assets of each subaccount are credited to or charged against such subaccount without regard to income, gains or losses of any other subaccount or income, gains, or losses arising out of any other business we may conduct.

     The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the 1940 Act and meets the definition of a "separate account" under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or Intramerica by the SEC.

Services Agreements with Allstate


     On September 2, 1998, Intramerica and Leucadia entered into a coinsurance agreement with Allstate Life Insurance Company of New York ("Allstate-NY") reinsuring 25% of Intramerica's rights, liabilities and obligations with respect to the Variable Account under the Contracts. On the same date, Intramerica and Allstate-NY entered into an administrative services agreement under which Allstate-NY or an affiliate will administer the Contracts. Neither of these agreements will change the fact that Intramerica is primarily liable to you under your Contract. At this time there have been no changes to the address or phone numbers that you are currently using.

Scudder Variable Life Investment Fund

     The Variable Account invests exclusively in shares of the Scudder Variable Life Investment Fund (the "Fund"). The Fund is registered with the SEC under the 1940 Act as an open-end, diversified management investment company. Scudder Kemper Investments, Inc. is the investment adviser to the mutual fund portfolios available under the Contract.

     In addition to the Variable Account, the Fund's shares are sold to variable life insurance and variable annuity separate accounts of other insurance companies, including an insurance company affiliated with us. Someday, it may be disadvantageous for variable annuity separate accounts of other life insurance companies, or for both variable life insurance separate accounts and variable annuity separate accounts, to invest simultaneously in the Fund. But, currently neither the Fund nor Intramerica foresees any such disadvantages to either variable annuity owners or variable life insurance owners. The Fund's management intends to monitor events in order to identify any material conflicts between or among variable annuity owners and variable life insurance owners and to determine what response, if any, they should take. In addition, if we believe that the Fund's response to any of those events or conflicts insufficiently protects our Owners, then we will take appropriate action.

     The subaccounts invest exclusively in the Class A shares of following portfolios of the Fund:

                  o          Money Market
                  o          Bond
                  o          Capital Growth
                  o          Balanced
                  o          Growth and Income

                  o          International
                  o          Global Discovery


     Each portfolio represents, in effect, a separate mutual fund with its own distinct investment objectives and policies. The income or losses of one portfolio have no effect on another portfolio's investment performance.


     Scudder Kemper Investments. Inc. (the "Adviser"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, manages daily investments and business affairs of the Fund, subject to the policies that the Funds' Trustees established. See the Fund's prospectus for information regarding the Adviser's fees.

     The general public may not purchase these underlying portfolios. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios would be similar to those of the underlying portfolios.


     There is no assurance that any portfolio will achieve its objective. The Scudder Variable Life Investment Fund prospectus contains more detailed information, including a description of the risks involved in investing in each portfolio and a description of each portfolio's investment objective. A copy of the Fund's prospectus is attached to this Prospectus. You should carefully read the Fund's prospectus before investing in a Contract.

Addition, Deletion, or Substitution of Investments

     From time to time, we may make certain changes in the Variable Account and its investments. We may substitute shares of any portfolio for shares of another portfolio of the Fund or another registered open-end management investment company. We may do so if the shares of the portfolio are no longer available for investment or if we decide that investment in any portfolio would be inappropriate in view of the purposes of the Variable Account. We will not substitute or eliminate the shares of a portfolio in which your Contract is invested without prior approval of the SEC and we will notify you of our intent. This will be done to the extent required by the 1940 Act.

     We may add or delete subaccounts in our discretion when we decide that marketing, tax, investment, or other conditions warrant such additions or deletions. Each additional subaccount will purchase shares in a portfolio of the Fund or in another mutual fund or investment vehicle. If we eliminate a subaccount, then we will notify you and request that you reallocate the amounts you have invested in the eliminated subaccount. If you do not provide us with your desired reallocations, then we will reinvest the amounts in the eliminated subaccount into the subaccount that invests in the Money Market Portfolio.

     In the event of any such substitution, change, or elimination, we may, by appropriate endorsement, change the Contracts as may be necessary or appropriate to reflect such substitution, change, or elimination. Furthermore, if we deem it to be in the best interests of persons having voting rights under the Contracts, then the Variable Account may be: (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) de-registered under the 1940 Act, in the event such registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent applicable law permits, we may transfer the assets of the Variable Account associated with the Contracts to another separate account.

     The investment policy of the Variable Account will not be changed unless the Superintendent of Insurance of the State of New York approves the change.

                              The Contract

     The description of the Contract contained in this Prospectus is qualified in its entirety by reference to the contract for the Flexible Premium Variable Deferred Annuity. We have filed a copy of the Contract as an exhibit to this Registration Statement. It is available upon request from us.

Contract Application and Issuing the Contract


     The Contract is available to individuals, certain retirement plans and individual retirement accounts (IRA) that qualify for special Federal income tax treatment. The Contract is not available for use as a "Tax-Sheltered Annuity" qualifying under Section 403(b) of the Code.


     If you purchase a Contract which qualifies as an IRA under Section 408(b), you should be aware that the Code imposes certain restrictions on those Contracts.

     Before we issue a Contract, we must receive your properly completed application and a minimum payment of $2,500 ($2,000 for an IRA). We will mail you a Premium Receipt form if you request one. You must name the annuitant in the Contract application. In order to comply with New York law, the Annuitant must be between the ages of 1 and 80. If the Contract qualifies as an IRA under
Section 408(b), then you must be the annuitant. We reserve the right to decline an application for any reason. If we decline an application, then we will refund the full initial payment.

     After underwriting is completed and the Contract is delivered to you, the Contract will be deemed to have commenced as of the Effective Date. The Effective Date is a date within two business days after we receive a completed application and the full initial payment. The Contract Date will be the same as the Effective Date unless the Effective Date is the 29th, 30th, or 31st of the month, in which case the Contract Date will be the 28th day of the same month. We use the Contract Date to determine Contract Years, Contract Months, and Contract Anniversaries.

Examination Period

     You may cancel the Contract for a refund within 30 days after you receive the Contract. We will refund the initial payment by the following method.

     Return of Premium Plus or Minus Investment Experience. We will refund the initial payment, plus or minus gains or losses from investing the payment in the subaccounts you chose on your application, plus any interest earned on the amount you allocated to the general account. We will calculate these refunds as of the date that you mail the Contract to us. If you allocate all or part of the payment to the subaccounts, then the amount of your refund may be more or less than the initial payment, depending on the investment performance of your selected subaccounts. If you allocate all of the payment to the general account, then we will always refund an amount equal to or greater than the payment. See your Contract for details.

Payments

     Initial Payment. The minimum initial payment you must pay to purchase a Contract is $2,500 ($2,000 for an IRA). The initial payment is the only payment we require you to make under the Contract. The Contract permits us to increase the minimum initial payment to $5,000 at any time. When you make the initial payment, you must specify whether it is for a purchase of a Nonqualified or Qualified Contract.

     If the initial payment is derived from an exchange or surrender of another annuity contract, then we may require that you provide information about the Federal income tax status of the previous annuity contract. If you desire to invest monies qualifying for different annuity tax treatment under the Code, then we will require you to purchase separate Contracts. Each separate Contract requires a minimum initial payment of $2,500 ($2,000 for an IRA). We reserve the right to waive the minimum initial payment amount and accept less than $2,500.

     If we receive a properly completed application with the initial payment, then we will credit that payment to the Contract within two business days of receiving the payment. We may deduct premium taxes from the payment before we credit it to the Contract. If we receive an incomplete application, then we will credit the payment within two business days of receiving the completed application. If, for any reason, we do not credit the payment to your account within five business days, then we will immediately return the payment to you. You may, after receiving notice of our delay, specifically request that we do not return the payment.

     Additional Payments. You may make additional payments while the annuitant is living and before the Maturity Date. Currently, there is no minimum additional payment amount or maximum number of additional payments per Contract Year. In the future, we may require that each additional payment be at least $1,000 and limit the frequency of additional payments to a maximum of four per Contract Year.

     Additional payments must qualify for the same Federal income tax treatment as the initial payment made under the Contract. If the Federal income tax treatment of a payment will be different from that of the initial payment, then we will not accept it. We will credit any additional payments to the Contract upon receiving them at our home office.

     Automatic Investment Plan. You may arrange to make regular investments ($50 minimum) into any of the subaccounts through automatic deductions from your checking account. The Automatic Investment Plan cannot be used to allocate money to the general account. Please call (800) 833-0194 for more information.

     Limitations on Payments. We reserve the right to reject any initial payment. We may require you to complete a financial questionnaire for payments in excess of $250,000. If any additional payments would cause your total payments to exceed $1,000,000, we may reject those payments. We will reject any payment that would cause the account value in the general account to exceed $250,000.

     For Contracts that qualify as IRAs under Section 408(b) of the Code, the total payments (including the initial payment) in any calendar year may not exceed $2,000, unless the portion in excess of $2,000 qualifies as a rollover amount or contribution under Section 402(c), 403(b)(8), or 408(d)(3) or other applicable provisions of the Code.

     You should make all checks or drafts payable to Scudder Horizon Plan. You can also make a payment by requesting on the application that Scudder Insurance Agency of New York, Inc. redeem shares in an existing Scudder Fund Account and apply the proceeds towards a Contract.

Allocating Payments

     You may allocate payments to one or more of the subaccounts, to the general account, or to both. If you allocate any portion of a payment to the general account, then you must specify the Declaration Period(s) to which you are allocating those funds. You must specify the payment allocations in your application. We will allocate the initial payment according to your specifications, once we receive it at our home office.

     You must make all allocations in whole percentages and they must total 100%. If the allocations do not total 100%, then we will recompute the allocations proportionately by dividing the percentage in each subaccount you selected, by the sum of the percentages you indicated. We will apply this new percentage to the payment.

The following example illustrates how we make this recomputation:

         Example
                                Indicated                     Actual
                                Allocation                    Allocation
         Subaccount#1               25%       25% / 105% =          24%
         subaccount#2               40%       40% / 105% =          38%
         Subaccount#3               40%       40% / 105% =          38%
                                  -----                            -----
                    Total         105%                             100%

We will allocate all payments at the time we credit such payments to your Contract.

     We will allocate any additional payments you make to the subaccounts and/or the general account in the same proportion as the initial payment. You may change the allocation percentages by sending us written notice. Once you make a change in allocation, we will allocate all future payments in accordance with your new allocation percentages. This will continue until you send us written notice of any changes. However, if you have funds deducted from a checking account under the Automatic Investment Plan option, then you must provide us with written notice to change the allocation of future additional payments.

Transfers

     Before the Maturity Date, you may transfer  amounts among the  subaccounts,
between  the  subaccounts  and  the  general  account,   and  between  different
Declaration Periods in the general account.

     You may transfer amounts from the general account to any of the subaccounts and to different Declaration Periods in the general account only at the end of the Declaration Period to which you allocated that amount. You may transfer amounts from a subaccount to the general account at any time, as long as that transfer would not cause your Contract's value in the general account to exceed $250,000.

     We do not impose a charge for any transfers. In the future, if you request more than two transfers during a Contract Year, we may deduct $20 from each subaccount from which you transfer funds.

     You must request a transfer by sending us written notice or by telephone (if you have a currently valid telephone transfer request form on file with us). We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow such procedures, then we will not be liable for any losses due to unauthorized or fraudulent instructions. If we do not follow those reasonable procedures, then we may be liable for such losses. The procedures we follow for telephone transfers include confirming the correct name, the contract number and the personal code for each telephone transfer.

     We will deem transfers effective and determine values in connection with transfers at the end of the Valuation Period during which we receive the transfer request.

     Asset Rebalancing Option. You may select the Asset Rebalancing Option if you wish to maintain a particular percentage allocation among the subaccounts. With Asset Rebalancing, we automatically reallocate the account value in the subaccounts quarterly to your selected allocations. Over a period of time, this method of investing may help you buy low and sell high although there can be no assurance of this. This investment method does not assure profits and does not protect against a loss in declining markets.

     To elect the Asset Rebalancing Option, the account value in your Contract must be at least $2,500 and we must receive a completed Asset Rebalancing Option form at our home office. You must designate the subaccounts and the percentage allocations that you want us to rebalance each quarter. The percentages must total 100%. If you elect the Asset Rebalancing Option, then all the new money you direct into the subaccounts will be included in the Asset Rebalancing Option. You may not participate in Dollar Cost Averaging and Asset Rebalancing at the same time. The general account is not available for the Asset Rebalancing Option.


     Selecting Asset Rebalancing will result in the transfer of funds to one or more of the subaccounts on the date you specify. If you have specified, or we receive the form on, the 29th, 30th or 31st, then we will consider the effective date to be the first Valuation Date of the following month. If you do not specify a date or if we receive the request after your specified date, then we will transfer funds on the date we receive the Asset Rebalancing Option form and on the quarterly anniversary of the applicable date thereafter. We will execute the rebalancing and determine all values in connection with the rebalancing at the end of the Valuation Date on which the transfers occur. If the effective date is not a Valuation Date, then the transfer will occur on the next Valuation Date.

     You may terminate this option at any time by sending us written notice. We will automatically terminate this option if you request any transfers outside the Asset Rebalancing program. If you wish to resume the Asset Rebalancing Option after it has been canceled, then you must complete a new Asset Rebalancing Option form and send it to our home office. We may discontinue, modify, or suspend the Asset Rebalancing Option at any time.

     Dollar Cost Averaging. Dollar Cost Averaging is a systematic method of investing by which you purchase units in fixed dollar amounts so that the cost is averaged over time. You may begin dollar cost averaging by authorizing us to make periodic transfers from any one subaccount to one or more other subaccounts. Amounts transferred will purchase units in those subaccounts at that subaccount's Unit Value as of the Valuation Date on which the transfer occurs. Since the value of the units will vary, the amounts transferred to a subaccount will purchase more units when the Unit Value is low and fewer units when the Unit Value is high. Similarly, the amounts transferred to a subaccount will result in the liquidation of more units when the Unit Value is low and fewer units when the Unit Value is high. Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets.

     You may elect Dollar Cost Averaging if the account value in your Contract is at least $2,500 and you send our home office a completed Dollar Cost Averaging form. You must designate the frequency of the transfers, the expiration date for the program, the subaccount from which to take the transfers, the subaccounts to receive the funds, and the allocation percentages.

     You may not participate in Dollar Cost Averaging and Asset Rebalancing at the same time. The general account is not available for the Dollar Cost Averaging Option.

     After we receive a completed Dollar Cost Averaging form, we will transfer your designated amounts from the subaccount from which you wish to make transfers to your chosen subaccounts. $50 is the minimum amount that you may transfer. Each transfer occurs on your specified date. If you specify, or we receive the form on the 29th, 30th or 31st, then we will consider the effective date to be the first Valuation Date of the following month. If you do not specify a date, then we will transfer the funds on the monthly, quarterly, semiannual or annual anniversary (whichever corresponds to your selected frequency) of the date that we received your completed Dollar Cost Averaging form. The amounts transferred will receive the Unit Values for the affected subaccounts at the end of the Valuation Date on which the transfers occur. If the anniversary is not a Valuation Date, then the transfer will occur on the next Valuation Date. Dollar Cost Averaging will terminate when we have transferred the total amount elected, or when the value in the subaccount from which transfers are made is insufficient to support the requested transfer amount.

     You may terminate this option at any time by sending us written notice. When we receive written notice that you want to terminate Dollar Cost Averaging, then we will stop all transfers, unless you instruct otherwise. You must complete a new Dollar Cost Averaging option form and send it to our home office if you wish to continue Dollar Cost Averaging after the expiration date you specified, or the amount in the elected subaccount is depleted, or you canceled the Dollar Cost Averaging option.

     We may discontinue, modify, or suspend the Dollar Cost Averaging option at any time.


Account Value

     On the Effective Date, your account value equals your initial payment. On any other day, your account value equals:

         your account value from the previous Valuation Date

                    o    increased by:

                    (1)  any additional net payments we receive,

                    (2) any increase in the account value due to positive investment results of the subaccounts you selected, and

                    (3) any interest earned on your account value held in the general account;

                    o    and reduced by:

                    (4) any decrease in the account value due to negative investment results of the subaccounts you selected,

                    (5)  a daily  charge  to cover  our  assumed  mortality  and
                         expense  risks  and  the  cost  of  administering   the
                         Contract, and

                    (6)  any amounts you withdrew from the Contract.

If we charge a records maintenance fee or transfer fee in the future, we will deduct those amounts from your account value.

     A Valuation Period is the period between successive Valuation Dates. It begins at the close of business on each Valuation Date and ends at the close of business on the next Valuation Date. A Valuation Date is each day that the New York Stock Exchange (NYSE) is open for business.

     You should expect your account value to change between the Valuation Periods to reflect the investment experience of the subaccounts in which you invest, any interest earned in the general account, and the deduction of charges. Your Contract stops accumulating value after the Maturity Date.

     Unit Value. Each subaccount has a distinct value ("Unit Value"). When you allocate a payment or transfer an amount to a subaccount, we base the number of units you purchase on the Unit Value of the subaccount at the end of the Valuation Period during which you make the allocation. Units are redeemed in a similar manner when you transfer amounts out of, or withdraw amounts from, a subaccount.

     For each subaccount, the Unit Value on a given Valuation Date is based on the net asset value of a share of the corresponding portfolio in which such subaccount invests. Each Valuation Period has a single Unit Value that applies to each day in the Valuation Period and which is calculated as of the end of the Valuation Period. The Unit Value for each subsequent Valuation Period is the Investment Experience Factor (described below) for that Valuation Period multiplied by the Unit Value for the immediately preceding Valuation Period.

     Investment Experience FactorInvestment Experience FactorInvestment Experience Factor. The Investment Experience Factor measures a subaccount's investment performance during a Valuation Period. An Investment Experience Factor is calculated separately for each of the subaccounts. A subaccount's Investment Experience Factor for a Valuation Period equals (a) divided by (b), minus (c), where:

     (a) is (i) the value of the net assets held in the subaccount at the end of the Valuation Period, plus

          (ii) the investment income and capital gains (realized or unrealized) credited to the net assets of that subaccount during the Valuation Period for which we determine the Investment Experience Factor, minus

          (iii)the capital losses (realized or unrealized) charged against those assets during the Valuation Period, minus

          (iv) any amount charged against the subaccount for taxes or any amount that we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that subaccount; and

     (b) is the value of the net assets of that subaccount at the end of the preceding Valuation Period; and

     (c) is a charge to compensate us for certain administrative expenses and mortality and expense risks that we assume in connection with the Contracts.

Contract Ownership

     You may designate a new Owner or joint owner at any time during the annuitant's life. If you name a joint owner, then we will presume the ownership to be as joint tenants with right of survivorship, unless you otherwise specify. If any Owner dies before the annuitant and before the Maturity Date, then the Owner's rights will belong to the joint owner, if any, or otherwise to the beneficiary. The interest of any Owner or joint owner may be subject to the rights of any assignee.


     A new Owner or a joint owner may not be designated under a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code. An Owner's designation of a new Owner may be subject to Federal income tax. Please consult a qualified tax adviser before you designate a new Owner.


     You may designate a new Owner by sending us written notice. The change will take effect as of the date you sign the written notice. We will not be liable for any payment made or other action taken before we receive and record the written notice.

Assignment of Contract

     Except in the case of a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code, you may assign all or a portion of your right to receive annuity payments under the Contract or assign the Contract as collateral security.

     If you assign any portion of the right to receive annuity payments before the Maturity Date, then the assignee is entitled to receive the assigned annuity payments in a lump sum, as of the Maturity Date. If you assign any portion of the right to receive the assigned annuity payments, after the Maturity Date, then the assignee will receive the assigned annuity payments in accordance with the annuity income option in effect on the Maturity Date. The assignee may not select an annuity income option or change an existing annuity income option.

     For a Qualified Contract, certain assignments may adversely affect the qualification for special Federal income tax treatment of the underlying retirement plan or individual retirement account. We urge potential purchasers of Qualified Contracts to consult their tax advisers.

     If you assign the right to receive annuity payments or assign the Contract as collateral security, then your rights and those of any beneficiary will be subject to the assignment. We are not responsible for the adequacy of any assignment and will not be bound by the assignment until we receive satisfactory written evidence of the assignment. In certain circumstances, an assignment will be subject to Federal income tax.

                              Access to Your Money

Full and Partial Surrenders

     At any time before the Maturity Date, you may fully or partial surrender the Contract, subject to certain conditions. If you surrender the Contract, you will receive the full account value.

     We do not deduct surrender charges from full or partial surrenders of the Contract.

     The minimum amount of a partial surrender is $500. The Contract must have an account value of at least $2,500 after the partial surrender. If we should increase minimum initial payment to $5,000, then Contracts issued after that date will be required to have an account value of at least $5,000 after a partial surrender.

     Your partial surrender request must specify the amount you want withdrawn from each of the subaccounts and/or the general account. If you withdraw value from the general account, we will deduct the requested amount proportionately from each Declaration Period on a first-in, first-out basis within the Declaration Period(s).

     You must provide us with specific instructions about how we should withdraw value from the subaccounts and/or the general account.

     To make a partial surrender, you should send us a written request or call us, if you have a valid telephone transfer request form on file with us. You may make a full surrender only by sending us a written request. We will calculate the account value payable to you upon a full or partial surrender at the price next computed after we receive your surrender request.

     If, when you make a surrender request, you have not provided us with a written election, not to have Federal income taxes withheld, then we, by law, must withhold taxes from the taxable portion of the surrender. A Federal penalty tax may be assessed.

     Systematic Withdrawals. We offer an option under which you may take partial surrenders of the Contract by systematic withdrawals. You may elect to receive systematic withdrawals before the Maturity Date by sending us a completed Systematic Withdrawal form at our home office that includes the written consent of any assignee or irrevocable beneficiary. You may designate the systematic withdrawal amount as either a percentage of the account value or as a specified dollar amount. You may designate that systematic withdrawals be made monthly, quarterly, semiannually, or annually on a specific date. If you do not specify a date, then the systematic withdrawal option will begin on the date we receive the form. We will consider the effective date to be the first Valuation Date of the following month if we receive the form on the 29th, 30th or 31st or if you specify one of those dates.

     Each systematic withdrawal must be at least $250. The systematic withdrawal option will terminate if the amount to be withdrawn exceeds the account value or would cause the account value to be below $2,500. If any portion of the systematic withdrawal is to be withdrawn from the general account, then we will deduct the requested amount proportionately from each Declaration Period on a first-in, first-out basis within the Declaration Period(s).

     Each systematic withdrawal will occur at the end of the Valuation Period during which you scheduled a withdrawal. We deduct the systematic withdrawal from your account value in the subaccounts and/or the general account, according to your specifications.

     You may terminate this option at any time by sending us written notice. We will terminate this option if the amount to be withdrawn has caused the account value to be below $2,500. If you wish to resume systematic withdrawals, then you must send us a new Systematic Withdrawal form at our home office. We may discontinue, modify, or suspend the systematic withdrawal option at any time. You should carefully consider the tax consequences of a systematic withdrawal, including a 10% penalty tax imposed on withdrawals made before you attain age 592.

Annuity Payments

     If the annuitant is living on the Maturity Date and the Contract is in force, then we will make fixed annuity payments to you under the annuity income option you select. We will make the first annuity payment within seven days after the Maturity Date.

     The amount of the periodic annuity payments you receive depends upon:

     (i)  the account value you have accumulated on the Maturity Date,

     (ii) the annuitant's age and sex (or, in the case of Annuity Income Option 2, the age and sex of the annuitant and the joint annuitant) on the Maturity Date, and

     (iii) the annuity income option you selected.

     On the Maturity Date, we determine the dollar amount of each annuity payment. That amount is fixed and will not change.

     After the Maturity Date, the Contract no longer participates in the Variable Account. If, at the time of an annuity payment, you have not provided us with a written election not to withhold Federal income taxes, then we, by law, must withhold such taxes from the taxable portion of such Annuity payment. In addition, the Code provides that a Federal penalty tax may be imposed on certain premature annuity payments.

     We determine the amount of the monthly annuity payments under annuity income options 1, 2, and 3, described below, by dividing the account value on the Maturity Date by 1,000 and multiplying the result by the appropriate factor contained in your Contract on the table for your selected annuity income option. The appropriate factor is based on a guaranteed minimum annual interest rate of 3.5%. We determine this factor at the time of maturity, subject to current market conditions.

Annuity Income Options

     At any time before the Maturity Date, you may designate the annuity income option under which we will pay annuity payments. If you do not select an annuity income option by the Maturity Date, then we will make monthly annuity payments to you under annuity income option 1.

     If the account value is less than $2,000 or if it is insufficient to produce monthly payments of at least $20, then no annuity income options will be available unless we consent. In such cases, we will pay the account value in a lump sum.

     We may offer other annuity income options on the Maturity Date. We will provide you with information concerning the availability of any additional annuity income options before the time that you have to select an annuity income option.

     We currently offer the following annuity income options:

     Option 1. Life Annuity with Installment Refund - We will make monthly annuity payments to you for the longer of:

     (i)  the annuitant's life; or

     (ii) until the sum of the monthly annuity payments equals the account value on the Maturity Date.

If the Owner dies before the sum of the monthly annuity payments we paid equals the account value on the Maturity Date, then we will pay the remaining annuity payments to your designated beneficiary.

     Option 2. Joint and Survivor Life Annuity with Installment Refund - We will make monthly annuity payments to you for the longer of:

     (i)  either the annuitant's or the joint annuitant's life; or

     (ii) until the sum of the monthly annuity payments made under the Contract equals the account value on the Maturity Date.

If all Owners die before the sum of the monthly annuity payments we paid equals the account value on the Maturity Date, then we will pay the remaining annuity payments to your designated beneficiary.

If you select annuity income option 2, then you must designate a joint annuitant. We will use the joint annuitant's life to determine the duration of annuity payments under annuity income option 2. The age and sex of both the annuitant and the joint annuitant determine the amount of the monthly annuity payments under annuity income option 2. At any time before the Maturity Date, you may select a different joint annuitant by sending us written notice. You may not select a new joint annuitant after the Maturity Date.

     Option 3. Installments for Life - We will make monthly annuity payments to you for as long as the annuitant lives. Payments under this option will end with the last payment made before the annuitant's death. Under this option it is possible that you will receive only one annuity payment if the annuitant died before the date of the second payment, two if he or she dies before the third annuity payment date, etc.

     For a Contract qualifying as an individual retirement annuity under Section 408(b) of the Code, you may not select an annuity income option with a Period Certain that will guarantee annuity payments beyond the annuitant's life (or life expectancy).

Maturity Date

     The Maturity Date is the date on which annuity payments begin. You may specify the Maturity Date in your application. You may change the Maturity Date at any time during the annuitant's life by sending us a written request before the currently scheduled Maturity Date.

     The Maturity Date must be a Contract Anniversary that is not later than:

     (i) the Contract Anniversary nearest the annuitant's 80th birthday; or

     (ii) ten years from the next Contract Anniversary, whichever is later.

If you do not specify a Maturity Date, then the Maturity Date will be the later of: (a) the 10th Contract Anniversary; or (b) the Contract Anniversary nearest the annuitant's 80th birthday.

     For a Qualified Contract, other than an IRA that satisfied Section 408(b) of the Code, the selection of certain Maturity Dates may adversely affect qualifying the underlying retirement plan for special Federal income tax treatment. We urge potential purchasers of such Qualified Contracts to consult their tax advisers.

     For a Qualified Contract that is an IRA under Section 408(b) of the Code, other than a Roth IRA, the minimum required distribution must be no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 702.

Death Benefit


     If the annuitant dies before the Maturity Date, then we will pay you, the Owner, a death benefit as specified in the Contract. We do not pay a death benefit if the annuitant dies on or after the Maturity Date.


     If the annuitant dies before the Maturity Date, then we will pay you a lump sum death benefit equal to the greater of:

     (i)  the account value; of

     (ii) the sum of the payments you made, minus the sum of any partial surrenders.

     If the Owner is a natural person, then the Owner may elect to continue the Contract and become the annuitant if the deceased annuitant was not an Owner. We calculate the amount of the death benefit at the price next computed after we receive Proof of Death for the annuitant. We will pay you within seven days of receiving the Proof of Death, or as soon as we have sufficient information to make the payment. If the deceased annuitant was an Owner, then we will in all events pay the Death Benefit within five years of the date of the deceased annuitant's death.

Beneficiary Provisions

     If the beneficiary survives the Owner(s), then the beneficiary will receive amounts payable under the Contract. If you do not specify a beneficiary, or if no beneficiary survives you by 30 days, then your estate will receive any remaining amounts payable under the Contract.

     While the annuitant is living, you may change the beneficiary or beneficiaries by sending us written notice. Once we receive the notice, we will initiate the change as of the date you signed the written notice. We will not be liable for any payment made or other action taken before we receive and record such written notice at our home office. A beneficiary named irrevocably may not be changed without written consent of such beneficiary. Any beneficiary's interest is subject to the rights of any assignee.

Death of Owner

     For a Nonqualified Contract in which any owner is a natural person, is not the annuitant, and dies before the Maturity Date and before the annuitant's death, the death benefit provisions described above do not apply.

     In such circumstances, we will pay to the joint owner the account value in a lump sum no later than five years following the date of the Owner's death. If there is no joint owner, then we will pay the beneficiary. We calculate the account value at the price next computed after we receive the Owner's Proof of Death. If the joint owner or the beneficiary is the Owner's surviving spouse, then he or she may elect to continue the Contract as if he or she were the original Owner.

Employment-Related Benefit Plans

     In 1983, the Supreme Court held in, Arizona Governing Committee v. Norris, that optional annuity payments provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. This Contract contains annuity payment rates for certain annuity income options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which they may purchase a Contract.

                             Charges and Deductions

     We do not deduct commissions or sales charges from your payments when you invest in the Contract. Nor do we not take surrender charges upon full or partial surrender of the Contract. We pay distribution expenses out of our own funds.

     We will deduct certain charges and deductions from your account value to compensate us for providing the annuity payments, assuming certain risks in connection with the Contract, and administering the Contract.

     If there are profits from the fees and charges that we deduct under the Contract, including but not limited to mortality and expense risk charges, then we may use such profits to finance the distribution of the Contracts.

Mortality and Expense Risk Charge

     We deduct a daily charge from your Contract's value in the subaccounts for certain mortality and expense risks in connection with the Contracts. We currently charge a daily rate of .000010997 of the value you have in each subaccount. That charge corresponds to an annual rate of .40%. We reserve the right to increase the Mortality and Expense Risk Charge to .70%. That charge corresponds to a daily rate of .000019245, the maximum set forth in the Contract.

     The mortality and expense risk charge only applies during the period from the Effective Date to the Maturity Date and is not imposed against the general account. The Investment Experience Factor for each subaccount reflects this charge.

         Changes in actual mortality experience or actual expense do not affect the account value or annuity payments. The mortality risks arise from the contractual obligations to pay death benefit before the Maturity Date and to make annuity payments for the annuitant's entire life (or, in the case of annuity income option 2, the entire life of the annuitant and the joint annuitant). Thus, we assure you that neither the annuitant's longevity (or, in the case of annuity income option 2, the annuitant's and the joint annuitant's longevity) nor a greater than expected improvement in life expectancy, will adversely affect the annuity payments. This eliminates the risk of outliving the funds accumulated for retirement in instances in which the Contract is purchased to provide funds for retirement.

     The expense risk is the risk that the actual expenses involved in administering the Contracts, including Contract maintenance costs, administrative costs, mailing costs, data processing costs, and costs of other services may exceed the amount recovered from any administrative charges.

Contract Administration Charge

     The Contract's administrative expenses include processing applications, Contract changes, tax reporting, full and partial surrenders, death claims, and initial and subsequent payments; preparing annual and semiannual reports to Owners and regulatory compliance reports; and overhead costs.

     We deduct a daily charge from your Contract's value in the subaccounts for the administrative expenses we incur in connection with the Contract and the Variable Account. We charge a daily rate of .000008248 of the value of net assets you have in each subaccount. This charge corresponds to an annual rate of
 .30%. The Contract Administration Charge only applies during the period from the Effective Date to the Maturity Date and is not imposed against the general account. The Investment Experience Factor for each subaccount reflects this charge.

Records Maintenance Charge

     Currently, we do not charge for records maintenance. The Contract permits us to deduct a maximum amount of $40 from your account value at the end of each Contract Year to reflect the cost of performing records maintenance for the Contracts. If we imposed this charge, then we would deduct it proportionately from each subaccount and each of the Declaration Period(s) in the general account (on a first-in, first-out basis within each Declaration Period) in which you have allocated funds. If we deducted a Records Maintenance Charge, then it would apply only during the period from the Effective Date to the Maturity Date. If you surrender the Contract during a Contract Year, then we would not prorate it.

Premium Taxes

     Under New York law, we currently do not pay a premium tax. The Contract permits us to deduct any applicable premium taxes with respect to any future payments.

Other Taxes

     We currently do not charge the Variable Account for any Federal, state, or local taxes other than premium taxes. If we decide to impose any such taxes on the Variable Account, then we may deduct such taxes from amounts you have invested in the Variable Account.

Transfer Charges

     We do not charge for transfers among subaccounts. However, the Contract permits us to deduct $20 from each subaccount for each transfer you make in excess of two in a Contract Year.

     We do not consider the following to be transfers: (i) initial allocations of payments, (ii) reallocations among the Declaration Periods within the general account, or (iii) reallocations from the general account to any subaccounts at the end of a Declaration Period.

     We treat all transfer requests, made at the same time, as one request. We may impose the transfer charge at any time.

Portfolio Charges


     The portfolios deduct investment charges from amounts you have invested in the portfolios. These charges range from 0.44% to 1.72% annually, depending on the portfolio. For more information, see the Fund's prospectus.

Certain Federal Income Tax Consequences


     The discussion set forth below is included for general purposes only. Before making any payment, you should consult your own tax adviser with any questions regarding your own situation.

     The following is provided as general information. It is based on our understanding of current Federal income tax laws and no representation is made as to the likelihood that such laws, or their interpretation by the Internal Revenue Service (IRS) will continue. The following is not intended as tax advice to any individual or Qualified Plan.

     The  SAI  contains  additional   information  regarding  the  possible  tax
consequences of exchanges or surrenders.

Tax Status of the Contract

     If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Nonqualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

Taxation of Nonqualified Contracts

     Diversification Requirements. The Code requires that the investments of each subaccount of the separate account underlying the contracts be "adequately diversified" in order for the contracts to be treated as annuity contracts for Federal income tax purposes. We intend that the Variable Account, through the Fund and its portfolios, will satisfy these diversification requirements.

     Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the Variable Account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contract does not give an Owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the owner of the separate account assets supporting the Contract.

     Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Internal Revenue Code requires any Nonqualified contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. The Nonqualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

     Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Nonqualified Contract, the taxpayer generally must include, in income, any increase in the excess of the accumulation value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

     The following discussion generally applies to Contracts owned by natural persons.

     Withdrawals. When a withdrawal from a Nonqualified Contract occurs, the amount received will be treated as ordinary income, subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Nonqualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

     Penalty Tax on Certain Withdrawals. In the case of a distribution from a Nonqualified Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

         o    made on or after the taxpayer reaches age 592;
         o    made on or after the death of an Owner;
         o    attributable to the taxpayer's becoming disabled; or
         o made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

     Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

     Taxation of Death Benefit Proceeds. Amounts may be distributed from the Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

     Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

     Withholding. Annuity distributions are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     Multiple Contracts. All annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

Taxation of Qualified Contracts

     Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract.
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

     Individual Retirement Accounts (IRAs), as defined in Sections 219 and 408 of the Internal Revenue Code ("the Code"), permit individuals to make annual contributions of up to the lesser of $2,000 or 100% of their adjusted gross income. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59-1/2, unless certain exceptions apply.

     Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

     Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax advisor for more information about these distribution rules.

     Distributions from Qualified Contracts generally are subject to withholding for the Owner's Federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have taxes withheld from distributions.

     "Eligible rollover distributions" from section 401(a) plans are subject to a mandatory Federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

Our Income Taxes

     At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the subaccounts of the Variable Account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the investment divisions of the separate account or the contracts.

Possible Tax Law Changes

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

     We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

                          General Provisions

The Contract

     The Contract, its endorsements, riders, and the Contract application constitute the entire contract between Intramerica and the Owner. Only the President, a Vice President, or the Secretary of Intramerica is authorized to change or waive the terms of a Contract. Any change or waiver must be in writing and signed by one of those persons.

Delay of Payment and Transfers

     We will pay any amount due from the Variable Account for a full or partial surrender, the death benefit, or the death of the owner of a Nonqualified Contract, generally within seven days from the date we receive written notice. We may be permitted to defer such payment, and transfers, if:

     o the NYSE is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

     o an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

     o    the SEC permits a delay for the protection of Owners.

     We anticipate that payments and transfers from the general account will occur within seven business days after receipt of written notice. We reserve the right to defer payments to be made from the general account for up to six months.

     We may postpone any payment that is derived, all or in part, from any amount paid to us by check or draft until we determine that such instrument has been honored.

Contract Expiration

     The Contract will expire and be of no effect when the account value is insufficient to cover deductions for the mortality and expense risk charge, the contract administration charge, any records maintenance charge, or transfer charges.

Misstatement of Age or Sex

     If the annuitant's age or sex (and/or the joint annuitant's age or sex, if annuity income option 2 is selected) has been misstated on the application, then we will recalculate the annuity payments to reflect the calculations that would have been made had the annuitant's (and/or joint annuitant's) age and sex been correctly stated. If we underpay or overpay the annuity benefit because of a misstatement, then we will add or subtract that amount, with interest at 6% per year, from the current or next succeeding payment.

Nonparticipating Contract

     The Contract does not participate in our divisible surplus. The Contract does not pay dividends.

Notices and Inquiries

         Please send any written notice or request to:


                  Scudder Horizon Plan
                  Customer Service Center
                  8301 Maryland Ave.
                  St. Louis, MO 63105


     Any notice or request must be on the form and contain the information we require. This includes the Contract number and your full name and signature. Any notice that we send you will be sent to the address shown in the application unless we have on file a written notice of an address change. All inquiries should include your Contract number and full name. If you need additional information, you may call us at (800) 833-0194.

Records and Reports

     At the end of each calendar quarter, Allstate, or its designee, on our behalf, will send you, at your last known address of record, statements listing the account value, additional payments, transfers, any charges, and any partial surrenders made during the year. You will also be sent the Fund's annual and semiannual reports.

Year 2000 Disclosure


     Like all financial services providers, Intramerica, Allstate and Allstate's affiliates (we) are heavily dependent upon complex computer systems for all phases of our operations, including customer service and contract administration. Since many of our older computer software programs recognize only the last two digits of the year in any date, some software may fail to operate properly in or after the year 1999, if software is not reprogrammed, remediated or replaced ("Year 2000 Issue"). We believe that many of our counterparties and suppliers also have Year 2000 Issues that could affect us. In 1995, Allstate commenced a plan intended to mitigate and/or prevent the adverse effects of Year 2000 Issues. These strategies include normal development and enhancement of new and existing systems, upgrades to operating systems already covered by maintenance agreements and modifications to existing systems to make them Year 2000 compliant. The plan also includes us actively working with our major external counterparties and suppliers to assess their compliance efforts and our exposure to them. Allstate is currently in the process of identifying key processes and developing contingency plans in the event that the systems supporting its key processes are not Year 2000 compliant at the end of 1999. Management believes these contingency plans should be completed by mid-1999. Until these plans are complete, management is unable to determine an estimate of the most reasonably possible worst case scenario due to issues relating to the Year 2000. We presently believe that we will resolve the Year 2000 Issue in a timely manner, and the financial impact will not materially affect the results of our operations, liquidity or financial position. Allstate's Year 2000 costs are and will be expensed as incurred.

                          Services Agreement

     On September 2, 1998, we entered into an administrative services agreement ("Services Agreement") with Allstate-NY under which Allstate-NY, or its designee, provides the administrative services in connection with the Contracts and the Variable Account on our behalf. Included among the services are premium payment processing, all transfer, withdrawal or surrender requests, preparation of records (including records of all purchases and redemption of the shares of each portfolio) and reports relating to the Variable Account and the Contracts. In addition Allstate is responsible for payment of all expenses in connection with the Contract and Separate Account. Allstate's principal address is: 3100 Sanders Road, Northbrook, Illinois 60062.

     At this time you should continue to use the addresses and phone numbers set forth in this prospectus.

                          Distribution of the Contract

     The principal underwriter of the Contracts is CNL. CNL is wholly-owned by Allstate. CNL is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member of the National Association of Securities Dealers, Inc. The principal address of CNL is 8301 Maryland Avenue, St. Louis, Missouri 63105.

     For its services as principal underwriter, we pay CNL, on a monthly basis, .50% of new and additional payments for the Contracts. We have also entered into a general expense reimbursement agreement with CNL for expenses incurred by CNL in connection with distribution expenses relating to the offering of the Contracts and other variable annuity and variable life insurance contracts that we issue. We paid commissions to CNL for the sale of the Contracts totaling $23,686 in 1998, $24,106 in 1997, and $17,844 in 1996.

     CNL has contracted with Scudder Investor Services, Inc. ("Scudder") for Scudder's services in connection with the distribution of the Contracts. Scudder is registered with the SEC as a broker-dealer under the 1934 Act and is a member of the National Association of Securities Dealers, Inc. Individuals directly involved in the sale of the Contracts are registered representatives of Scudder and our licensed agents. The principal address of Scudder is 345 Park Avenue, New York, New York 10154.

     CNL is doing business under the name, CNL Insurance Marketing, Inc., in New Jersey.

     The Contracts will be offered to the public on a continuous basis. Both CNL and Scudder reserve the right to discontinue the offering at any time.

                               The General Account

     Payments you allocate or transfer to the general account become part of our general account assets that support our annuity and insurance obligations. The general account includes all of our assets, except those assets segregated in separate accounts. According to the coinsurance agreement executed on September 2, 1998, between Intramerica and Allstate-NY, the assets of the general account attributable to the Contracts were transferred to Allstate-NY. This agreement makes it Allstate-NY's responsibility to invest the assets of the general account, subject to applicable law.

     Because of exemptive and exclusionary provisions in the Federal securities laws, we have not registered interests in the general account under the Securities Act of 1933 (the "1933 Act"), and the general account is not registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interest therein is subject to the provisions of such statutes, and, as a result, the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. However, disclosures about the general account may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     We guarantee that we will credit interest to amounts you allocate to the general account at an effective annual rate of at least 3.5% compounded monthly. We may declare higher interest rates from time to time at our discretion. We will credit the declared interest rate for a specific period of time, called a Declaration Period. A Declaration Period will not be less than one year or more than 3 years. You may elect one or more Declaration Periods currently offered when you allocate or transfer funds to the general account. At any one time, your money held in a Declaration Period may be earning different declared interest rates, if you allocated funds to that Declaration Period at different times.

     We cannot accept allocations to the general account that would increase your Contract's value in the general account to over $250,000. We guarantee that the value held in the general account will equal all amounts that you allocated or transferred to the general account, plus any interest credited, less any amounts that you surrendered or transferred from the general account, and less any applicable charges. Amounts you allocate to the general account do not share in the investment experience of the general account.

     You may not allocate or transfer an amount from or within the general account to the general account before the end of that amount's Declaration
Period. We will send notice to you 30 days before the expiration of a Declaration Period and ask you how to reallocate the amounts in the expiring Declaration Period. If we do not receive your instructions before the end of the Declaration Period, then we will transfer your value in the expiring Declaration Period to the Money Market Subaccount.

                               Voting Rights

     We will vote the Fund's shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions we received from persons having voting interests in the subaccounts. If we determine that the law permits us to vote the Fund's shares in our own right, then we may elect to do so.

     We will separately calculate the number of votes that you have the right to instruct for each subaccount. We will determine the number of votes for each subaccount, that you have the right to instruct, by dividing your Contract's value in a subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. We count fractional shares. The number of votes of a portfolio, that you have the right to instruct, will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications before that meeting in accordance with procedures established by the Fund.

     We will vote the Fund's shares, for which we do not receive timely instructions, in proportion to the voting instructions which we receive for all of the variable annuity contracts (including the Contracts) that we issue and are participating in that portfolio. We will also vote our shares that are not attributable to variable annuity contracts in the same proportion.

     Separate accounts of other insurance companies, including insurance companies affiliated with us, may also invest premiums for variable life and variable annuity contracts in the Fund. It is to be expected that Fund shares held by those separate accounts will be voted according to the instructions of the owners of those variable life and variable annuity contracts. This will dilute the effect of your voting instructions. We do not see any disadvantages to this dilution.

     Each person having a voting interest in a subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.

                          Legal Proceedings


     The Company and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or us.

                             Additional Information

     A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, and the 1940 Act with respect to the Contract offered hereby. This Prospectus does not contain all of the information set forth in the full registration statement. For instance, this Prospectus only summarizes the contents of the Contract and other legal instruments contained in the full registration statement. For a complete statement of the terms of those documents, please refer to the full registration statement as filed.

            Table of Contents for Statement of Additional Information



State Regulation of Intramerica.............................................1
Certain Federal Income Tax  Consequences of Certain
   Exchanges and Surrenders.................................................1
Safekeeping of the Variable Account's Assets................................2
Purchase and Services Agreement.............................................2
Calculation of Yields And Total Returns.....................................2
         Money Market Subaccount Yields.....................................3
         Other Subaccount Yields............................................4
         Total Returns .....................................................5
         Effect of the Records Maintenance Charge on Performance Data.......6
Other Performance Data .....................................................7
         Cumulative Total Returns...........................................7
         Adjusted Historic Portfolio Performance                            8
         Comparison of Performance and  Expense Information.................8
Legal Matters...............................................................9
Independent Accountants.....................................................9
Financial Statements........................................................9

                         Condensed Financial Information

     The following condensed financial information is derived from the financial statements of the Variable Account. You should read the data along with the financial statements, related notes, and other financial information included in the Statement of Additional Information.

     The following table sets forth information regarding the subaccounts for a Contract for the period from the commencement of business operations through December 31, 1998.


                             Money Market Subaccount
            Accumulation Unit Value        Number of Accumulation
            at End of Year                  Units at End of Year

1998              19.728                             356,660
1997              18.869                             226,875
1996              18.056                             238,274
1995              17.300                             243,859
1994              16.494                             268,339
1993              16.019                             131,078
1992              15.729                             125,768
1991              15.331                              47,824
1990*             14.598                             26,377


* Operations commenced July 11, 1990 with a Unit Value of 14.167.


                                 Bond Subaccount
            Accumulation Unit Value         Number of  Accumulation
            at End of Year                  Units at End of Year

1998              26.344                             67,746
1997              24.894                             79,182
1996              22.979                             85,140
1995              22.508                             96,927
1994              19.181                             94,625
1993              20.287                             98,676
1992              18.179                             96,098
1991              17.109                             62,249
1990*             14.653                              6,283


* Operations Commenced July 11, 1990 with a Unit Value of 13.877.

                            Capital Growth Subaccount
            Accumulation Unit Value        Number of Accumulation
            at End of Year                  Units at End of Year

1998              55.857                             277,711
1997              45.649                             258,472
1996              33.863                              85,140
1995              28.388                              96,927
1994              22.222                              94,625
1993              24.773                              98,676
1992              20.638                              96,098
1991              19.514                              62,249
1990*             14.096                               6,283


* Operations Commenced July 11,1990 with a Unit Value of 15.820.


                               Balanced Subaccount
            Accumulation Unit Value        Number of Accumulation
            at End of Year                  Units at End of Year

1998              42.735                             156,673
1997              34.936                             129,522
1996              28.326                             143,029
1995              25.496                             139,688
1994              20.270                             127,222
1993              20.840                             148,473
1992              19.531                             119,541
1991              18.389                              37,971
1990*             14.592                               7,381


* Operations Commenced July 11, 1990 with a Unit Value of 15.401.



                          Growth and Income Subaccount
            Accumulation Unit Value        Number of Accumulation
            At End of Year                  Units at End of Year

1998              28.485                             446,200
1997              26.835                             503,367
1996              20.713                             381,681
1995              17.075                             279,098
1994*             13.053                             145,245


* Operations Commenced May 1, 1994 with a Unit Value of 12.500.

                            International Subaccount
            Accumulation Unit Value        Number of Accumulation
            at End of Year                  Units at End of Year

1998              39.486                             247,493
1997              33.560                             261,369
1996              30.987                             305,834
1995              27.188                             302,226
1994              24.641                             339,372
1993              25.027                             261,484
1992              18.287                               84,950
1991              19.003                               36,962
1990*             17.174                               12,741


* Operations Commenced July 11, 1990 with a Unit Value of 20.228.


                           Global Discovery Subaccount
         Accumulation Unit Value      Number of Accumulation
            at End of Year                  Units at End of Year

1998              16.937                             120,918
1997              14.648                             125,941
1996*             13.126                             115,344


* Operations Commenced May 1, 1996 with a Unit Value of 12.500.

                       Statement of Additional Information

                                     For the


                              Scudder Horizon Plan


                  A Flexible Premium Variable Deferred Annuity

                                 Issued through

                      Intramerica Variable Annuity Account

                                   offered by


                       Intramerica Life Insurance Company
                    (A New York Stock Life Insurance Company)
                             Customer Service Center
                               8301 Maryland Ave.
                               St. Louis, MO 63105
                                 1-800-833-0194


     This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Scudder Horizon Plan, a flexible premium variable deferred annuity (the "Contract") offered by Intramerica Life Insurance Company.

You may obtain a copy of the Prospectus dated May 1, 1999, by calling (800) 225-2470 or writing to:

                   Scudder Insurance Agency of New York, Inc.,
                                345 Park Avenue,
                            New York, New York 10154.

     Terms used in the current Prospectus for the Contract are incorporated in this Statement.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus for the Contract.

                               Dated May 1, 1999

                               Table of Contents


State Regulation of Intramerica...........................................1
Certain Federal Income Tax Consequences of................................1
Safekeeping of the Variable Account's Assets..............................2
Purchase and Services Agreements..........................................2
Calculation of Yields and Total Returns...................................2
   Money Market Subaccount Yields.........................................3
   Other Subaccount Yields................................................4
   Total Returns..........................................................5
   Effect of the Records Maintenance Charge on Performance Data...........6
Other Performance Data....................................................7
   Cumulative Total Returns...............................................7
   Adjusted Historic Portfolio Performance................................8
   Comparison of Performance and Expense Information......................8
Legal Matters.............................................................9
Independent Accountants...................................................9
Financial Statements.....................................................10

     In order to supplement the description in the Prospectus, this document provides additional information about Intramerica and the Contract that may be of interest to you.


                        State Regulation of Intramerica


     We are a stock life insurance company organized under the laws of the State of New York on March 24, 1966. We are subject to regulation by the State of New York Insurance Department. We file quarterly statements covering the operations and reporting on the financial condition of Intramerica with the New York Superintendent of Insurance. Periodically, the Superintendent examines the financial condition of Intramerica, including the liabilities and reserves of the Variable Account and any other separate account of which we are the depositor.


     Intramerica is an indirect wholly-owned subsidiary of Charter National Life Insurance Company ("Charter"), a Missouri stock life insurance company. Charter is engaged principally in the offering of insurance products on a direct marketing basis in 49 states, the District of Columbia and Puerto Rico. Charter is currently a wholly-owned subsidiary of Leucadia National Corporation ("Leucadia").

     The Variable Account was originally established by First Charter Life Insurance Company ("First Charter"), a subsidiary of Charter, on June 8, 1988. At that time, First Charter's corporate name was "Baldwin Life Insurance Company" and the Variable Account was named "Baldwin Variable Annuity Account." These names were changed to "First Charter Life Insurance Company" and "First Charter Variable Annuity Account" respectively, in October, 1988. On November 1, 1992, First Charter was merged with and into Intramerica. Pursuant to the merger, Intramerica acquired the Variable Account which was then renamed "Intramerica Variable Annuity Account."

                   Certain Federal Income Tax Consequences of
                        Certain Exchanges and Surrenders

     Under Section 1035 of the Code, generally no gain or loss is recognized on a qualifying exchange of an annuity contract for another annuity contract. A direct exchange of an annuity contract for the Contract qualifies as an exchange under Section 1035 of the Code. There are, however, certain exceptions to this rule. Moreover, although the issue is not free from doubt, certain surrenders under an annuity contract followed by an investment in the Contract also may qualify as exchanges under Section 1035 of the Code. Due to the uncertainty of the rules regarding the determination of whether a transaction qualifies under
Section 1035 of the Code, prospective purchasers are urged to consult their own tax advisers.

     In addition to being nontaxable events, certain exchanges under Section 1035 of the Code also may result in a carry-over of the federal income tax treatment of the old annuity contract to the new annuity contract. Due to the complexity of the rules regarding the proper treatment of an exchange qualifying under Section 1035 of the Code prospective purchasers are urged to consult their own tax advisers.

                  Safekeeping of the Variable Account's Assets


     We hold the assets of the Variable Account. The assets are kept segregated and held separate and apart from Intramerica's general funds. We maintain records of all purchases and redemptions of the shares of each Portfolio. A blanket fidelity bond in the amount of $10,000,000 covers all of the officers and employees of Intramerica.


                        Purchase and Services Agreements

     On September 2, 1998 Intramerica and Leucadia entered into a coinsurance agreement ("the Agreement") with Allstate Life Insurance Company ("Allstate") reinsuring all of Intramerica's rights, liabilities and obligations with respect to the Variable Account under the Contract. On the same date, Intramerica and Allstate entered into an administrative services agreement ("Services Agreement") under which Allstate, or its designee, has agreed to provide the administrative services in connection with the Contract and the Variable Account on behalf of Intramerica. Included among such services are premium payment processing, all transfer, withdrawal or surrender requests, prepare all records (including records of all purchases and redemption of the shares of each portfolio) and reports relating to the Variable Account and the Contract. As compensation for its services, Allstate retains the charges deducted from Separate Account or Contract Values. Allstate is responsible for payment of all expenses in connection with the Contract and the Separate Account. Allstate's principal address is 3100 Sanders Rd., Northbrook, Illinois 60062.

     On December 21, 1998, Allstate announced that it has entered into an agreement with Leucadia National Corporation, Intramerica's parent company, to purchase Intramerica. The transaction is subject to regulatory approvals and is expected to close by July 1, 1999.

     CNL, Inc. ("CNL") is the principal underwriter of the Contract. On September 2, 1998, Leucadia, then the sole owner of all of CNL's stock, sold all of its CNL stock to Allstate. Allstate is now sole owner of CNL.

                    Calculation of Yields and Total Returns


     From time to time, we may disclose yields, total returns and other performance data pertaining to the Contracts for the Subaccounts in accordance with the standards deemed by the Securities and Exchange Commission. Because of the charges and deductions imposed under the Contract, the yield for the Subaccounts will be lower than the yield for their respective Portfolios. Also, because of differences in Variable Account charges for different variable annuity contracts invested in the Variable Account, the yields, total returns and other performance data for the Subaccounts will be different for the Contract than for such other variable annuity contracts. The calculations of yields, total returns and other performance data do not reflect the effect of any premium tax since no premium tax on the Contract is currently payable under New York law.

     The yields and total returns for periods prior to the date the Subaccounts commenced operations, when disclosed, are based on the performance of the Scudder Variable Life Investment Fund's Portfolios and the assumption that the Subaccounts were in existence for the same periods as the Fund's Portfolios with the level of Contract charges equal to those currently assessed against the Subaccounts. The Subaccounts and Portfolios commenced operations, as indicated:


     Subaccount/Portfolio           Subaccount       Portfolio
     --------------------           ----------       ---------
     Money Market                   July, 1990       July, 1985
     Bond                           July, 1990       July, 1985
     Balanced                       July, 1990       July, 1985
     Capital Growth                 July, 1990       July, 1985
     International                  July, 1990       May, 1987
     Growth and Income              May, 1994        May, 1994
     Global Discovery               May, 1996        May, 1996

Money Market Subaccount Yields




     We compute the Current Yield by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of a seven-day period in the value of a hypothetical account having a balance of one unit of the Money Market subaccount at the beginning of the seven-day period, dividing the net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Portfolio attributable to the hypothetical account and (ii) charges and deductions imposed under the Contract that are attributable to the hypothetical account. The charges and deductions for the include the per unit charges for the hypothetical account for the Administration Charge and the Mortality and Expense Risk Charge. The Current Yield is calculated according to the following formula:


                  Current Yield = ((NCS - ES) / UV)  x  (365 / 7)

We may also disclose the Effective Yield of the Money Market subaccountfor subaccount for the same seven-day period determined on a compounded basis. The seven-day Effective Yield is calculated by compounding the unannualized base period return according to the following formula:

 Effective Yield = (1 + ((NCS - ES) / UV)) (to the power of 365 / 7)(365/7) - 1

Where, for both formulas:

NCS      =        The net change in the value of the Portfolio (exclusive of realized gains a and losses on the sale of securities and
                  unrealized appreciation and depreciation and exclusive of
                  income other than investment income) for the seven-day
                  period attributable to a hypothetical account having a
                  balance of one Subaccount unit under a Contract.
ES       =        Per  unit  expenses  of the  Subaccount  for the  Contracts for the seven-day  period.
UV       =        The unit value for a Contract on the first day of the
                  seven-day period.

         The Current and Effective Yield on amounts held in the Money Market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market
Subaccount's actual yield is affected by changes in interest rates on money market securities, average maturity of the Money Market Portfolio, the types and quality of securities held by the Money Market Portfolio and its operating expenses.

Other Subaccount Yields




     The 30-Day Yield refers to income generated by the Bond Subaccount over a specific 30-day period. Because the yield is annualized, the yield generated during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income of the Portfolio attributable to the Subaccount units less Subaccount expenses attributable to the Contracts for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, by (iii) compounding that yield for a 6-month period and (iv) multiplying that result by 2. Expenses attributable to the Bond Subaccount for the Contracts include the Administration Charge and the Mortality and Expense Risk Charge. The 30-Day Yield is calculated according to the following formula:


        30-Day Yield  = 2 x ((((NI -ES) / (U x UV)) + 1)(to the power of 6)- 1)

Where:

NI     =      Net income of the portfolio  for the 30-day period  attributable to the Subaccount's units.
ES     =      Expenses of the Subaccount for the Contracts for the 30-day
              period.
U      =      The average daily number of units outstanding attributable to the Contracts.
UV     =      The unit value for a Contract at the close (highest) of the last day in the 30-day period.

     The 30-Day Yield on amounts held in the Bond Subaccount normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Bond Subaccount's actual yield is affected by the types and quality of securities held by the Portfolio and its operating expenses.

Total Returns


     We may disclose Standard Average Annual Total Returns ("Total Returns") for one or more of the Subaccounts for various periods of time. One of the periods of time will include the period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for one, five and ten years, respectively, the Total Returns for these periods will be provided. Total Returns for other periods of time may, from time to time, also be disclosed. Based on the method of calculation described below, the Total Returns for the Subaccounts were as follows:

----------------------- --------------------- -------------------- --------------------- --------------------
                                                                    Ten Year Period
Subaccount                One Year Period      Five Year Period     Ending 12/31/98 or       Subaccount
                          Ending 12/31/98       Ending 12/31/98     Since Inception         Inception Dates


----------------------- --------------------- -------------------- --------------------- --------------------
Money Market*                 4.55%                  4.25%                  3.98%              7/--/90
----------------------- --------------------- -------------------- --------------------- --------------------
Bond                          5.82%                  5.36%                  7.85%              7/--/90
----------------------- --------------------- -------------------- --------------------- --------------------
Balanced                     22.32%                 15.44%                 12.79%              7/--/90
----------------------- --------------------- -------------------- --------------------- --------------------
Capital Growth               22.36%                 17.65%                 16.04%              7/--/90
----------------------- --------------------- -------------------- --------------------- --------------------
International                17.66%                  9.54%                  8.21%              7/--/90
----------------------- --------------------- -------------------- --------------------- --------------------
Growth and Income**           6.15%                   N/A                  19.28%              5/--/94
----------------------- --------------------- -------------------- --------------------- --------------------
Global Discovery***          15.63%                   N/A                  12.06%              5/--/96
----------------------- --------------------- -------------------- --------------------- --------------------



* The Yield quotations for the Money Market Subaccount quoted above more closely
reflect  the  current   earnings  of  this  subaccount  than  the  total  return
quotations.


** Five - and Ten-Year Average Annual Total Returns are not available for the Growth and Income Subaccount as it began operations on May 1, 1994.

*** Year - and Ten-Year Average Annual Total Returns are not available for the Global Discovery Subaccount as it began operations on May 1, 1996.


     Total Returns represent the average annual compounded rates of return that would equate a single investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which Total Return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication, and will be stated in the communication.

     We will calculate Total Returns using Subaccount Unit Values which Intramerica calculates on each Valuation Date based on the performance of the Subaccount's underlying Portfolio, and the deductions for the Mortality and Expense Risk Charge of 0.40%, the Administration Charge of 0.30% and (for periods prior to January 25, 1991) the Records Maintenance Charge. An average per dollar Records Maintenance Charge attributable to the hypothetical account for the period is used.


         The Total Return is calculated according to the following formula:

                  TR=(ERV / P )(to the power of 1 / N) - 1

Where:

TR    =       The average annual total return net of Subaccount recurring charges for the Contracts.
ERV   =       The ending redeemable value of the hypothetical account at the end of the period.
P     =       A hypothetical single payment of $1,000.
N     =       The number of years in the period.


Effect of the Records Maintenance Charge on Performance Data


     While the Contract permits us to deduct an annual $40 Records Maintenance Charge at the end of each Contract Year proportionately from each subaccount based on the value of the amounts in the subaccount, we are not deducting the Records Maintenance Charge at this time. For purposes of reflecting the Records Maintenance Charge on performance information prior to January 25, 1991, the $40 annual charge was converted into a per dollar per day charge based on the average Account Value of all Contracts on the last day of the period for which quotations are provided.


     The assumed average Records Maintenance Charge did not, except in rare instances, reflect its actual effect on a particular Contract.

                             Other Performance Data

Cumulative Total Returns


     Based on the method of calculation described below, the Cumulative Total Returns for the Subaccounts for the periods ending December 31, 1998, were as follows:




----------------------- --------------------- -------------------- --------------------- --------------------
                                                                    Ten Year Period
Subaccount                One Year Period      Five Year Period     Ending 12/31/98 or       Subaccount
                          Ending 12/31/98       Ending 12/31/98     Since Inception         Inception Dates
----------------------- --------------------- -------------------- --------------------- --------------------
Money Market*                 4.55%                  23.16%              39.26%                7/--/90
----------------------- --------------------- -------------------- --------------------- --------------------
Bond                          5.82%                  29.86%              89.84%                7/--/90
----------------------- --------------------- -------------------- --------------------- --------------------
Balanced                     22.32%                 105.06%             177.48%                7/--/90
----------------------- --------------------- -------------------- --------------------- --------------------
Capital Growth               22.36%                 125.47%             253.08%                7/--/90
----------------------- --------------------- -------------------- --------------------- --------------------
International                17.66%                  57.77%              95.20%                7/--/90
----------------------- --------------------- -------------------- --------------------- --------------------
Growth and Income**           6.15%                   N/A               127.88%                5/--/94
----------------------- --------------------- -------------------- --------------------- --------------------
Global Discovery***          15.63%                   N/A                35.50%                5/--/96
----------------------- --------------------- -------------------- --------------------- --------------------



* The Yield quotations for the Money Market Subaccount quoted above more closely reflect the current earnings of this subaccount than the total return quotations.

** Five- and Ten-Year Average Annual Total Returns are not available for the Growth and Income Subaccount as it began operations on May 1, 1994.

** * Five- and Ten-Year Average Annual Total Returns are not available for the Global Discovery Subaccount as it began operations on May 1, 1996.


The Cumulative Total Returns are calculated using the following formula:

                              CTR = (ERV / P) - 1
Where:

CTR      =        The Cumulative Total Return net of Subaccount recurring
                  charges for the period.
ERV      =        The ending redeemable value of the hypothetical investment at the end of the period.
P        =        A hypothetical single payment of $1,000.


     All non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed.

Adjusted Historic Portfolio Performance

     We may also disclose yield and total return for the Fund's portfolios, including for periods before the date that the Variable Account began operations. For periods prior to the date the Variable Account commenced operations, adjusted historical portfolio performance information will be calculated based on the performance of the underlying portfolios and the assumption that the subaccounts were in existence for the same periods as those of the underlying Funds, with some or all of the charges equal to those currently assessed against the subaccounts.

     In the tables below, average annual total returns for the Portfolios were reduced by all current fees and charges under the Contract, including the Mortality and Expense Risk Charge of 0.40% and an Administrative Expense Charge of 0.30%.


                                                                   Ten Year Period
                        One Year Period       Five Year Period     Ending 12/31/98 or         Portfolio
                        Ending 12/31/98       Ending 12/31/98      Since Inception            Inception
Portfolio                                                                                       Dates
----------------------- --------------------- -------------------- --------------------- --------------------
Money Market                   4.55%                  4.25%              4.51%                 7/16/85
----------------------- --------------------- -------------------- --------------------- --------------------
Bond                           5.82%                  5.36%              7.83%                 7/16/85
----------------------- --------------------- -------------------- --------------------- --------------------
Capital Growth                22.36%                 17.65%             15.98%                 7/16/85
----------------------- --------------------- -------------------- --------------------- --------------------
Balanced                      22.32%                 15.44%             12.89%                 7/16/85
----------------------- --------------------- -------------------- --------------------- --------------------
International                 17.66%                  9.57%             11.10%                 5/1/87
----------------------- --------------------- -------------------- --------------------- --------------------
Growth and Income              6.15%                  N/A               19.28%                 5/2/94
----------------------- --------------------- -------------------- --------------------- --------------------
Global Discovery              15.63%                  N/A               12.06%                 5/1/96
----------------------- --------------------- -------------------- --------------------- --------------------



Comparison of Performance and Expense Information


     Expenses and performance information for the Contract and each Subaccount may be compared in advertising, sales literature, and other communications to expenses and performance information of other variable annuity products investing in mutual funds (or investment portfolios of mutual funds) with investment objectives similar to each of the Subaccounts tracked by independent services such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar and the Variable Annuity Research Data Service ("V.A.R.D.S."). Lipper, Morningstar and V.A.R.D.S. monitor and rank the performance and expenses of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

     Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. V.A.R.D.S. rankings only compare variable annuity issuers. The performance analyses prepared by Lipper and V.A.R.D.S. each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges or certain expense deductions at the separate account level into consideration. The performance analyses prepared by Morningstar rate subaccount performance relative to its investment class based on total returns. Morningstar deducts front-end loads from total returns and deducts half of the surrender charge, if applicable, for the relevant time period when calculating performance figures. In addition, Morningstar and V.A.R.D.S. prepare risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories defined by the degree of risk inherent in their investment objectives.

     From time to time, we may also compare the performance of each Subaccount to indices that measure stock market performance, such as Standard & Poors 500 Composite ("S & P 500") or the Dow Jones Industrial Average ("Dow"). Unmanaged indices such as these may assume reinvestment of dividends but generally do not reflect deductions for the expenses of operating and managing an investment portfolio.


                                 Legal Matters

     Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Federal Securities Laws. All matters of New York law pertaining to the Contracts, including the validity of the Contract and Intramerica's authority to issue the Contract under New York Insurance Law, have been passed upon by John R. Petrowski, General Counsel of Intramerica Life Insurance Company.

                            Independent Accountants


     The financial statements of the Intramerica Variable Annuity Account as of December 31, 1998 and for each of the two years in the period ended December 31, 1998 and the financial statements of Intramerica Life Insurance Company as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 have been included in this Statement of Additional Information in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.





                              Financial Statements

     The financial statements of Intramerica, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of Intramerica to meet its obligation under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                        Report of Independent Accountants


To the Board of Directors
of Intramerica Life Insurance Company:

In our opinion, the accompanying balance sheets and the related statements of income, stockholders' equity, and cash flows present fairly, in all material respects, the financial position of Intramerica Life Insurance Company (the Company) (an indirect wholly-owned subsidiary of Leucadia National Corporation) at December 31, 1998 and 1997, and the results of its operations and cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

February 17, 1999

                       INTRAMERICA LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                           December 31, 1998 and 1997
               (Dollars in thousands except par and share values)

                                                                                         1998             1997
                                                                                      --------         ---------
                   ASSETS
Investments classified as available for sale                                          $13,618          $11,320
     (Aggregate cost of $13,446 and $11,342)
Investments classified as held to maturity                                              1,986            2,389
     (Aggregate fair value of $2,024 and $2,385)
Accrued investment income                                                                 214              143
                                                                                     ---------     ------------


     Total investments                                                                 15,818           13,852

Cash and cash equivalents                                                               2,285            2,137
Reinsurance receivable, net                                                            55,548           52,875
Current income taxes recoverable/(payable)                                                561           (1,660)
Deferred income taxes recoverable                                                       6,138            7,034
Assets held in separate account                                                        55,538           46,700
                                                                                      --------       ----------

         Total assets                                                                $135,888         $120,938
                                                                                     =========        =========


                   LIABILITIES AND STOCKHOLDERS' EQUITY
Future policy benefits                                                                $53,215          $51,057
Policy and contract claims                                                              2,122            1,708
Accounts payable and accrued expenses                                                   1,230            1,366
Due to (from) parents and affiliates                                                      212             (823)
Deferred gain on reinsurance                                                           15,292           16,664
Other liabilities                                                                         521              656
Liabilities related to separate account                                                55,538           46,700
                                                                                      --------        ---------


     Total liabilities                                                                128,130          117,328
                                                                                      --------        ---------


Stockholders' equity:
     Common stock, $7 par value per share, 300,000
         shares authorized, issued and outstanding                                      2,100            2,100
     Additional paid-in capital                                                         1,524            1,524
     Accumulated other comprehensive income
         net of deferred taxes of $60 and ($7)                                            112              (14)
     Retained earnings                                                                  4,022                -
                                                                                      --------      -----------


     Total stockholders' equity                                                         7,758            3,610
                                                                                      --------        ---------


         Total liabilities and stockholders' equity                                  $135,888         $120,938
                                                                                     =========        =========





     The accompanying notes are an integral part of these financial statements.

                       INTRAMERICA LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME
              For the years ended December 31, 1998, 1997 and 1996
                             (Dollars in thousands)


                                                                      1998              1997             1996
                                                                   --------          --------         --------
Revenues:
     Insurance revenues                                         $        -         $       -          $13,547
     Net investment income                                           1,056             4,111            4,955
     Net securities gains/(losses)                                       3              (650)             530
     Amortization of deferred gain on reinsurance                    1,844             2,044                -
     Other                                                             293               304              246
                                                                   --------         ---------       ----------


         Total revenues                                              3,196             5,809           19,278
                                                                   --------            ------         --------

Benefits and expenses:
     Policyholder benefits
         and change in future policy benefits                            8                16           10,441
     Administrative and general expenses                               623             3,005            6,773
     Capitalization of policy acquisition costs                          -                 -           (1,992)
     Amortization of deferred policy acquisition costs                   -                 -              836
                                                                 ----------        ----------       ----------


         Total benefits and expenses                                   631             3,021           16,058
                                                                   --------            ------         --------


Income before income taxes                                           2,565             2,788            3,220
                                                                   --------           -------        ---------


Income taxes (benefit)/provision:
     Current  (benefit)/provision                                   (2,285)            7,323            1,250
     Deferred provision/(benefit)                                      828            (6,397)            (168)
                                                                   --------          --------        ----------

         Total (benefit)/provision for income taxes                 (1,457)              926            1,082
                                                                   --------         ---------         --------



         Net income                                                 $4,022            $1,862           $2,138
                                                                    =======           =======          =======





The accompanying notes are an integral part of these financial statements.

                       INTRAMERICA LIFE INSURANCE COMPANY
                       STATEMENTS OF STOCKHOLDERS' EQUITY
              For the years ended December 31, 1998, 1997 and 1996
                    (Dollars in thousands, except par value)

                                                            Common                   Accumulated
                                                            Stock,    Additional        Other
                                                            $7 Par     Paid-in       Comprehensive     Retained
                                                             Value      Capital         Income         Earnings        Total
                                                            ------    ----------     --------------    --------        -----

Balance, January 1, 1996                                   $ 2,100       $34,524        $ 213         $       -      $ 36,837

Net income                                                                                                2,138         2,138
Other comprehensive income, net of tax:
     Net change in unrealized gain
     on investments (net of deferred benefit of $441)                                    (819)
       (819)
Comprehensive income                                                                                                    1,319

Dividends paid/return of capital                                          (3,862)                         (2,138)      (6,000)
                                                            ------        ------        -----           --------      -------
Balance, December 31, 1996                                   2,100        30,662         (606)                 -       32,156
                                                            ------        ------        -----           --------      -------

Net income                                                                                                 1,862        1,862
Other comprehensive income, net of tax:
     Net change in unrealized loss
     on investments (net of deferred benefit of $319)                                     592                             592
                                                                                                                      -------
Comprehensive income                                                                                                    2,454
                                                                                                                      -------

Dividends paid/return of capital                                         (29,138)                         (1,862)     (31,000)
                                                            ------        ------        -----            -------      -------

Balance, December 31, 1997                                   2,100         1,524          (14)                 -        3,610
                                                            ------        ------        -----            -------      -------

Net income                                                                                                 4,022        4,022
Other comprehensive income, net of tax:
     Unrealized holding gains arising during the period
         (net of deferred tax of $61)                                                     114                             114
     Add: reclassification adjustment for losses included
         in net income (net of deferred benefit of $6)                                     12                              12
                                                                                                                      -------
Comprehensive income                                                                                                    4,148
                                                            -------       ------        -----            -------      -------

Balance, December 31, 1998                                 $ 2,100       $ 1,524        $ 112            $ 4,022     $  7,758
                                                           =======       =======        =====            =======     ========










The accompanying notes are an integral part of these financial statements.

                       INTRAMERICA LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
              For the years ended December 31, 1998, 1997 and 1996
                             (Dollars in thousands)



Cash flows from operating activities:                                           1998           1997         1996
-------------------------------------                                         -------        -------      --------
Net income                                                                    $4,022         $1,862       $2,138
Adjustments to reconcile  net income to net cash provided by (used in)
 operating activities:
     Net security (gains) losses                                                  (3)           650         (530)
     Depreciation and amortization of furniture, equipment,
            and leasehold improvements                                            -               -           82
     Amortization of bond premium                                                (12)        (2,328)        (241)
     Net change in:
         Future policy benefits                                                2,423         (1,763)         425
         Policy and contract claims                                              414           (207)         284
         Accounts receivable and policyholder loans                                -          2,142         (129)
         Reinsurance receivable                                               (2,673)        (3,419)          11
         Accounts payable and accrued expenses and payable to
              parents and affiliates                                             899         (1,164)        (213)
         Income taxes payable and deferred
              income taxes                                                    (1,392)        (6,847)         191
         Accrued investment income                                               (71)           628           62
         Deferred policy acquisition costs                                         -              -       (1,156)
         Deferred gain on reinsurance and other liabilities                   (1,507)           282           65
     Proceeds from reinsurance                                                     -         19,517            -
                                                                             --------      --------       ------
         Net cash provided by operating activities                             2,100          9,353          989
                                                                             --------      --------       ------


Cash flows from investing activities:
     Purchases of investments (other than short -term)                       (14,174)       (70,440)     (61,491)
     Proceeds from sales of investments                                        5,386         57,036       29,833
     Proceeds from maturities of investments                                   7,101         18,666       31,307
     Net change in investment in separate account                                  -            528         (500)
                                                                             --------      --------      -------

         Net cash (used for)/provided by investment activities                (1,687)         5,790         (851)
                                                                             --------      --------      -------


Cash flows from financing activities:
     Net change in policyholder account balances                                (265)          (213)        (301)
     Dividends paid                                                                -        (31,000)      (6,000)
         Net cash used for financing activities                                 (265)       (31,213)      (6,301)

         Net increase (decrease) in cash and cash equivalents                    148        (16,070)      (6,163)
     Cash and cash equivalents at January 1,                                   2,137         18,207       24,370
                                                                             --------     ----------     -------
     Cash and cash equivalents at December 31,                                $2,285      $   2,137      $18,207
                                                                             -=======     ==========     =======

Supplemental disclosures of cash flow information:
     Cash (received)/paid  during the year for:
         Income taxes                                                          $(315)        $8,091         $891



The accompanying notes are an integral part of these financial statements.

                       INTRAMERICA LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS

1.   Nature of Operations:

     Intramerica Life Insurance Company (the "Company") is a stock life insurance company owned 98% by LUK-CPH, Inc. ("LUK-CPH"), which is domiciled in the State of Delaware and 2% by Charter National Life Insurance Company ("Charter National"), which is domiciled in the State of Missouri. LUK-CPH is a wholly-owned subsidiary of LUK-CPG, Inc. ("LUK-CPG"). LUK-CPG and Charter National are wholly-owned subsidiaries of Leucadia National Corporation ("Leucadia"), a publicly traded holding company domiciled in the State of New York.

     The Company is a provider of graded benefit life insurance to the age 50 and over population, and variable annuity products, in the State of New York, its state of domicile. These products are marketed on a direct response basis. Effective January 1, 1997, in conjunction with Leucadia's sale of its life and health operations to Conseco, Inc. ("Conseco"), the Company entered into reinsurance agreements which resulted in the Company reinsuring all of its life insurance business with Conseco.

     Effective January 1, 1998, the Company entered into a reinsurance agreement with Allstate Life Insurance Company of New York ("Allstate") ceding 25% of its variable annuity business on a Modified Coinsurance basis.

     On December 21, 1998, Leucadia announced it had signed an agreement to sell the Company to Allstate. The transaction is subject to regulatory approvals and customary closing conditions and is expected to close during the second quarter of 1999. The transaction is not expected to have a material effect on the financial condition of the Company.



2.   Significant Accounting Policies:

     a.  Statements of Cash Flows:

         The Company considers short-term investments, which have maturities of less than three months at the time of acquisition, to be cash equivalents. Cash and cash equivalents include short-term investments which are carried at amortized cost (which approximates fair market value) of approximately $1,789,000 and $1,842,000 at December 31, 1998 and 1997, respectively.

                       INTRAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued

2.   Significant Accounting Policies, continued:

     b.  Investments:

         At acquisition, marketable debt and equity securities are designated as either i) held to maturity, which are carried at amortized cost, ii) trading, which are carried at estimated fair value with unrealized gains and losses reflected in results of operations, or iii) available for sale, which are carried at estimated fair value, net of taxes, with unrealized gains and losses included in other comprehensive income which is a separate component of stockholders' equity. Held to maturity investments are made with the intention of holding such securities to maturity, which the Company has the ability and intent to do. Estimated fair values are principally based on quoted market prices. The Company had no investments classified as trading securities at December 31, 1998 or 1997.

         Gains or losses on sales of investments are determined on a specific cost identification basis.

     c.  Insurance Revenues and Other Charges:

         Premiums  for  investment   oriented  insurance  ("IOP")  products  are
         reflected in a manner similar to a deposit; revenues reflect only mortality charges and other amounts assessed against the holder of the annuity contracts. The principal IOP product offered during the three year period ended December 31, 1998 was a variable annuity ("VA") product. Other life premiums are recognized as revenues when due.

         Premiums for the VA products are directed by the policyholder to be invested generally in a unit investment trust solely for the benefit and risk of the policyholder. Such investments are considered a "separate account". Policyholders' accounts are charged for the cost of insurance provided, administrative and certain other charges.

     d.  Future Policy Benefits and Policy and Contract Claims:

         Reserves for ordinary life and health policies are generally calculated on a net level premium method based upon estimated future investment yields, expected mortality and morbidity based on standard and company development tables with provision for adverse deviation and estimated withdrawals. Interest rate assumptions for life and health policies range from 3% to 6%. Claims and benefits payable for both reported losses and incurred but not reported losses are determined on the basis of past experience and on an individual case basis.

         Reserves for future policy benefits related to single premium deferred annuities are stated at accumulated value, which is premiums paid, plus all interest credited to date, less any withdrawals.
         The average crediting rate was 4% during 1998, 1997 and 1996.

                       INTRAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued

2.   Significant Accounting Policies, continued:


     e.  Pension Plans and Other Postemployment and Postretirement Benefits:

         The Company participated in a non-contributory trusteed pension plan sponsored by LUK-CPG, the parent of the Company through several layers of ownership. The plan covered certain Company employees, and generally provided for retirement benefits based on salary and length of service. The plan was funded in amounts sufficient to satisfy minimum ERISA funding requirements. The Company's participation in the plan was terminated at September 30, 1997.

         The Company provided health care and other benefits to certain eligible retired employees. The plans (most of which require employee contributions) were unfunded. Liabilities for the plan were assumed by LUK-CPH in conjunction with the Conseco transaction.

     f.  Income Taxes:

         The Company files a consolidated federal income tax return with Leucadia. The Company pays to, or receives from Leucadia, the amount of tax it would have paid or received as computed on a separate return basis. Prior to 1997, the Company filed a separate federal income tax return.

         The Company provides for income taxes using the liability method. The future benefit of certain tax loss carryforwards and future deductions is recorded as an asset and the provisions for income taxes are not reduced for the benefit from utilization of tax loss carryforwards. A valuation allowance is provided if deferred tax assets are not considered more likely than not to be realized.

     g.  Reinsurance:

         Reinsurance contracts do not relieve the Company from its obligations to policyholders. Reinsurance recoverables are reported as assets. Premiums earned, losses incurred, loss adjustment expenses and other underwriting expenses are stated net of reinsurance in the Statements of Income.

     h.  Separate Account Assets and Liabilities:

         Separate account assets and liabilities relate to funds received from the Company's variable annuity product. Separate account assets are carried at fair market value. Separate account liabilities represent the policyholders' account value.

                       INTRAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued

2.   Significant Accounting Policies, continued:

     i.  Use of Estimates in Preparing Financial Statements:

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosures of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

         Certain amounts in the prior years' financial statements have been reclassified to conform with the 1998 presentation.

     j.  Risks and Uncertainties:

         The Company is subject to interest rate risk to the extent its investment portfolio cash flows are not matched to its insurance liabilities. The Company believes it manages this risk through modeling of the cash flows under reasonable scenarios as well as reinsurance of 100% of its business other than investment oriented products. The Company's assets are also subject to credit risk, but this is minimized through a significant concentration in U.S. government securities.

3.   Insurance Operations:

     The principal insurance products are "Graded Benefit Life" and "Investment Oriented" insurance.

     Graded Benefit Life: "Graded Benefit Life" is a guaranteed-issue product. These modified-benefit, whole life policies are offered on an individual basis primarily to persons age 50 to 75, principally in face amounts of $350 to $10,000.

     Investment Oriented Products: The Company's principal IOP product is a no-load VA product. The VA product is marketed as an investment vehicle to individuals seeking to defer, for federal income tax purposes, the annual increase in their account balance. Premiums from this VA product either are invested at the policyholders' election in unaffiliated mutual funds where the policyholder bears the entire investment risk or in a fixed account where the funds earn interest at rates determined by the Company. The Company's VA product is currently marketed in conjunction with a mutual fund manager. Premiums received on the VA product were approximately $4,656,000, $4,840,000, and $3,679,000 for the years ended December 31,
     1998, 1997 and 1996, respectively.

                       INTRAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued

4.   Reinsurance :

     On September 2, 1998, the Company received from Allstate Life Insurance Company of New York a premium of $525,000 for reinsuring 25% of its variable annuity business. A gain of $474,000, net of related assets, was deferred. Included in deferred gain on reinsurance as of December 31, 1998 is approximately $448,000, net of 1998 amortization of approximately $26,000. The deferred gain will continue to be amortized into income based on actuarial estimates of the premium revenue of the underlying insurance contracts, or will be recognized earlier if converted to assumption reinsurance.

     In 1997, the Company received from Conseco a premium of $25,000,000 for reinsuring its life insurance business. A gain on this reinsurance of approximately $18,706,000, net of related assets, was deferred. Included in deferred gain on reinsurance at December 31, 1998 and 1997 is approximately $14,844,000 and $16,664,000, respectively, net of cumulative amortization of approximately $3,862,000 and $2,044,000, respectively. The deferred gain will continue to be amortized into income based on actuarial estimates of the premium revenue of the underlying insurance contracts, or will be recognized earlier if converted to assumption reinsurance.

     The effect of reinsurance on insurance revenues for the years ended December 31, 1998, 1997 and 1996, is as follows, in thousands of dollars:



                                              1998                1997                  1996
                                             -------             -------               -------

     Direct                                 $13,839             $13,479               $13,554
     Ceded                                  (13,839)            (13,479)                   (7)
                                         ----------          ----------               -------

     Net insurance revenues              $        -          $        -               $13,547
                                         ===========         ===========              ========

     The effect of reinsurance on policyholder benefits and increase in future policy benefits for the years ended December 31, 1998, 1997 and 1996, is as follows, in thousands of dollars:

                                               1998                1997                  1996
                                             -------             -------               -------

     Direct                                 $10,986             $10,104               $10,481
     Ceded                                  (10,978)            (10,088)                  (40)
                                        -----------           ---------               -------

     Net policyholder benefits          $         8           $      16               $10,441
                                        ============          ==========              ========



                                         INTRAMERICA LIFE INSURANCE COMPANY
                                      NOTES TO FINANCIAL STATEMENTS, Continued

5.   Investments:

     Net investment income for the years ended December 31, 1998, 1997 and 1996 was as follows, in thousands of dollars:



                                                            1998                  1997                1996
                                                          -------               -------             -------
     Fixed maturities and cash equivalents                $  959                $4,146              $4,920
     Other investments                                       145                    32                 124
                                                         -------               -------              ------
     Total investment income                               1,104                 4,178               5,044
         Less:  Investment expenses                          (48)                  (67)               (89)
     Net investment income                                $1,056                $4,111              $4,955
                                                         =======                ======              ======


     The amortized cost and estimated fair value of investments classified as available for sale and as held to maturity at December 31, 1998, by contractual maturity, are shown below, in thousands of dollars. Expected maturities are likely to differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                            Available for Sale            Held to Maturity
                                                            ------------------            ----------------
                                                                         Estimated                   Estimated
                                                            Amortized     Fair          Amortized     Fair
                                                            Cost          Value           Cost        Value
                                                            ---------    ---------      ---------    ---------

         Due in one year or less                          $      59     $      59    $        -   $       -
         Due after one year through five years                6,157         6,203         1,986        2,024
         Due after five years through ten years               1,766         1,850             -            -
         Mortgage-backed securities                           5,464         5,506             -            -
                                                            -------      --------    ----------   ----------

         Total                                              $13,446       $13,618       $ 1,986      $ 2,024
                                                            =======      ========     -========   --========


     At December 31, 1998 and 1997, securities with book values aggregating approximately $2,426,000 and $2,389,000 were on deposit with various regulatory authorities.

     Gross security gains for the years ended December 31, 1998, 1997 and 1996 were approximately $24,000, $165,000 and $572,000, respectively, and gross security losses for the same periods were approximately $21,000, $815,000 and $42,000, respectively.

                       INTRAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued

5.   Investments, continued:

     The amortized cost, gross unrealized holding gains and losses and estimated fair value of investments classified as available for sale and as held to maturity at December 31, 1998 and 1997 were as follows in thousands of dollars:

                                                                          Gross          Gross      Estimated
                                                          Amortized      Unrealized    Unrealized    Fair
                  1998                                      Cost            Gains        Losses      Value


   Available for sale:
         U. S. Government agencies and authorities          $12,233          $165          ($10)     $12,388
         Corporate  securities                                1,213            19            (2)       1,230
                                                            -------          ----          ----      -------
     Total investments available for sale                   $13,446          $184          ($12)     $13,618

     Held to maturity:
         U.S. Government agencies and authorities           $ 1,986          $ 38          $  -      $ 2,024
                                                            =======          ====          ====      =======


                                                                          Gross          Gross      Estimated
                                                          Amortized      Unrealized    Unrealized    Fair
                  1997                                      Cost            Gains        Losses      Value

     Available for sale:
         U. S. Government agencies and authorities          $11,176           $38          ($62)     $11,152
         Corporate securities                                   166             2             -          168
                                                           --------          ----       -------     --------
     Total investments available for sale                   $11,342           $40          ($62)     $11,320
                                                           --------          ----       -------     --------

     Held to maturity:
         U.S. Government agencies and authorities          $  2,389            $1           ($5)    $  2,385
                                                           ========          ====       =======     ========


                       INTRAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued

6.   Income Taxes:

     The principal components of the deferred tax assets at December 31, 1998 and 1997 are as follows, in thousands of dollars:

                                                                                 1998                 1997
                                                                                -----                -----
         Deferred gain- reinsurance                                            $5,352               $5,832
         Policy acquisition costs                                                 772                  959
         Insurance reserves and unearned premiums                                  66                  144
         Unrealized (gain) loss on investments                                    (60)                   7
         Employee benefits and compensation                                         -                   90
         Other, net                                                                 8                    2
                                                                               ------               ------
         Net deferred tax asset                                                $6,138               $7,034
                                                                               ======               ======

     The Company believes it is more likely than not that the recorded deferred tax asset will be realized principally from taxable income generated by profitable operations.

     The table below reconciles the "expected" statutory federal income tax provision to the actual income tax (benefit)/provision, in thousands of dollars:


                                                                                1998         1997         1996
                                                                              -------      -------      -------

         "Expected" federal income tax                                          $898        $ 976       $1,127
         Tax (benefit) applicable to prior years                              (2,336)           -            -
         Other, net                                                              (19)         (50)         (45)
                                                                             -------        -----       ------
         Total (benefit)/provision for income taxes                          $(1,457)       $ 926       $1,082
                                                                             =======        =====       ======


     Under prior law, the Company had accumulated approximately $2,083,000 of special federal income tax deductions allowed life insurance companies at December 31, 1998. Under certain conditions, including the contemplated sale of the Company to Allstate, this amount could become taxable in future periods.

7.   Pension Plans and Other Postemployment and Postretirement Benefits:

     LUK-CPG sponsored a non-contributory defined benefit pension plan covering substantially all employees of the Company and other LUK-CPG subsidiaries. Plan benefits were generally based on years of service and employees' compensation during the last years of employment. LUK-CPG's policy was to fund the pension cost calculated under the unit credit funding method provided that this amount was at least equal to the Employee Retirement Income Security Act minimum funding requirements and was not greater than the maximum tax deductible amount for the year. The plan was frozen in 1997 and subsequently paid out to employees in 1998. Pension cost allocated to the Company for participation in the LUK-CPG plan amounted to approximately $0, $5,000 and $87,000 in 1998, 1997, 1996, respectively. Separate records for vested benefits and pension fund assets are not maintained for each subsidiary.

                       INTRAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued

7.   Pension  Plans  and  Other  Postemployment  and  Postretirement   Benefits,
     continued:

     In addition to providing pension benefits, LUK-CPG provided health care and other benefits to certain eligible retired employees. The plans (most of which required employee contributions) were unfunded. The Company accrued the cost of providing certain postretirement and postemployment benefits during the employees' period of service. Amounts charged to expense related to such benefits were approximately $0, $0 and $15,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

8.   Related Party Transactions:

     Leucadia, Empire Insurance Group, Charter National Life Insurance Company and LUK-CPG affiliates provide the Company with investment advisory, actuarial and accounting, electronic data processing and certain other services. Included in administrative and general expenses are approximately $547,000, $699,000 and $2,544,000 related to such services for the years ended December 31, 1998, 1997 and 1996, respectively. The Company paid to CNL, Inc., a former subsidiary of Leucadia and the principal underwriter of the Company's annuity products, commissions and expense allowances of approximately $21,000 for the period ended September 2, 1998 and $25,000 and $18,000 for the years ended December 31, 1997 and 1996, respectively.

9.   Statutory Information:

     The Company also prepares financial statements on a statutory basis for filing with regulatory authorities which are prepared on the basis of accounting practices and procedures of the National Association of Insurance Commissioners as prescribed or permitted by the Insurance Department of the State of New York, which differ in certain respects from generally accepted accounting principles.

     The Company's reported statutory capital and surplus was $16,300,887 and $13,014,018 at December 31, 1998 and 1997, respectively. The Company's statutory net income reported for the years ended December 31, 1998, 1997 and 1996 was $3,288,754, $18,601,702 and $1,034,388, respectively.

     The payment of cash dividends by the Company to its stockholders requires prior approval of the Insurance Department of the State of New York.

     The National Association of Insurance Commissioners has adopted model laws incorporating the concept of a "risk based capital" ("RBC") requirement for insurance companies. Generally, the RBC formula is designed to measure the adequacy of an insurer's statutory capital in relation to the risks inherent in its business. The RBC formula is used by the states as an early warning tool to identify weakly capitalized companies for the purpose of initiating regulatory action. The RBC ratios of the Company as of December 31, 1998 and 1997 substantially exceeded minimum requirements.

                       INTRAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued

10.  Commitments and Contingencies:

     The Company is subject to various litigation which arises in the course of its business. The Company is not currently involved in any litigation.

     The Company is a member of various state insurance funds, which provide certain protection to policyholders of insolvent insurers doing business in those states. Due to insolvencies of certain insurers in recent years, the Company has been assessed certain amounts and is likely to be assessed additional amounts by the state insurance funds. The Company has provided for all anticipated assessments and does not expect any additional assessments to have a material effect on results of operations.

     The Company rented office space under a non-cancelable operating lease that expires in 2000. In conjunction with the Conseco transaction, Conseco assumed the obligation for the office lease. Rental expenses charged to operations were approximately $0, $1,000 and $90,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

11.  Fair Value of Financial Instruments:

     Fair values are based on estimates using present value or other valuation techniques where quoted market prices are not available. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. The fair value amounts presented do not purport to represent and should not be considered representative of the underlying "market" or franchise value of the Company.

     The methods and assumptions used to estimate the fair values of each class of the financial instruments described below are as follows:

     (a) Investments: The fair values of fixed maturities are substantially based on quoted market prices.

     (b) Cash equivalents: The statement value of cash equivalents approximates fair value.

     (c) Separate account: Separate account assets and liabilities are carried at market value, which is a reasonable estimate of fair value.

     (d) Investment contract reserves: Single Premium Deferred Annuity reserves are carried at account value, which is a reasonable estimate of fair value.

                       INTRAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued


11.  Fair Value of Financial Instruments, continued:

     The carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1998 and 1997 are as follows, in thousands of dollars:


                                                                1998                          1997
                                                      -----------------------      ------------------------
                                                       Carrying         Fair       Carrying          Fair
                                                        Amount          Value       Amount           Value
      Financial assets:
           Investments:
               Practicable to estimate
                    fair value                         $15,604        $15,641      $13,709          $13,705
           Cash equivalents                              1,789          1,789        1,842            1,842
           Separate account                             55,538         55,538       46,700           46,700

        Financial liabilities:
           Investment contract reserves                  1,893          1,893          130              130
           Separate account                             55,538         55,538       46,700           46,700



12.     Concentration of Credit Risk:

        Financial   instruments,   which  potentially  subject  the  Company  to
        concentration of credit risk, consist principally of cash and U.S. Government and Agency fixed maturity securities. The Company places its cash with high quality financial institutions. At times such amounts may be in excess of the Federal Deposit Insurance Corporation insurance limits.

13.     Events Subsequent to the Balance Sheet Date:

        During the first quarter of 1999, approximately 45% of the traditional life insurance contracts reinsured with Conseco under the coinsurance agreement discussed in note 6, were converted to assumption reinsurance, which represents $90,000,000 of insurance in force. As a result of this transaction, the policies became direct insureds of Conseco, and the Company was relieved of its direct insurance obligation. Approximately $18,500,000 of policy reserves and reinsurance recoverables will be transferred to Conseco in the first quarter 1999. The Company will recognize into income approximately $10,298,000 of reinsurance gain, previously deferred, related to the converted policies in the first quarter of 1999.

                        Report of Independent Accountants


To the Board of Directors of
Intramerica Life Insurance Company:

In our opinion, the accompanying statement of net assets of the Intramerica Variable Annuity Account (the Money Market, Bond, Capital Growth, Balanced, International, Growth and Income, and Global Discovery Subaccounts), and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the respective subaccounts comprising the Intramerica Variable Annuity Account at December 31, 1998, and the results of their operations for the year then ended and the changes in net assets for the years ended December 31, 1998 and 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the management of Intramerica Variable Annuity Account; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities held as of December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP



February 17, 1999

                      INTRAMERICA VARIABLE ANNUITY ACCOUNT
                             STATEMENT OF NET ASSETS
                               December 31, 1998



                                                             Money                          Capital
                                             Total           Market           Bond           Growth         Balanced
                                          -------------   -------------   -------------   -------------   -------------
Investment in series mutual funds, at
  net asset  value (cost  $48,838,315
  in total; and $6,824,109, $1,773,272,
  $12,168,684,  $5,193,135, $9,504,901,
  $11,562,279 and $1,811,935 for
  each portfolio, respectively.)           $55,537,027      $6,824,109      $1,785,619     $15,319,869      $6,746,836
                                          -------------   -------------   -------------   -------------   -------------

          Total net assets                 $55,537,027      $6,824,109      $1,785,619     $15,319,869      $6,746,836
                                          =============   =============   =============   =============   =============


Net assets:
For variable annuity contracts             $55,537,027      $6,824,109      $1,785,619     $15,319,869      $6,746,836
                                          -------------   -------------   -------------   -------------   -------------

          Total net assets                 $55,537,027      $6,824,109      $1,785,619     $15,319,869      $6,746,836
                                          =============   =============   =============   =============   =============




                                                            Growth and        Global
                                          International       Income        Discovery
                                          -------------    -------------   -------------
Investment in series mutual funds, at
  net asset  value (cost  $48,838,315
  in total; and $6,824,109, $1,773,272,
  $12,168,684,  $5,193,135, $9,504,901,
  $11,562,279 and $1,811,935 for
  each portfolio, respectively.)
                                          $10,202,384      $12,604,172      $2,054,038
                                         -------------    -------------   -------------
          Total net assets
                                          $10,202,384      $12,604,172      $2,054,038
                                         =============    =============   =============

Net assets:
For variable annuity contracts
                                          $10,202,384      $12,604,172      $2,054,038
           Total net assets              -------------    -------------   -------------

                                          $10,202,384      $12,604,172      $2,054,038
                                         =============    =============   =============



The accompanying notes are an integral part of these financial statements

                      INTRAMERICA VARIABLE ANNUITY ACCOUNT
                             STATEMENT OF OPERATIONS
                      For the year ended December 31, 1998



                                                          Money                          Capital
                                         Total           Market            Bond           Growth         Balanced
                                      -------------   --------------   -------------   -------------   -------------
Investment income:
Dividend income                         $4,000,448         $315,561        $113,374        $755,267        $366,116
Less: administrative expenses
      and mortality and expense
      risk charges                         364,992           43,165          12,973          93,393          37,316
                                      -------------   --------------   -------------   -------------   -------------

      Net investment income              3,635,456          272,396         100,401         661,874         328,800
                                      -------------   --------------   -------------   -------------   -------------

Gains on investments:
Realized gains:
 Proceeds from sales of fund share     155,354,440       68,904,049       1,160,130       7,637,727       1,019,765
 Cost of fund shares sold              151,961,648       68,904,049       1,152,597       6,535,475         831,884
                                      -------------   --------------   -------------   -------------   -------------

      Net realized gains                 3,392,792                0           7,533       1,102,252         187,881
                                      -------------   --------------   -------------   -------------   -------------

Unrealized gains:
      Beginning of year                  6,430,372                0          17,994       2,294,751         927,379
      End of year                        6,699,998                0          12,347       3,151,185       1,553,701
                                      -------------   --------------   -------------   -------------   -------------

      Change in unrealized gains           269,626                0          (5,647)        856,434         626,322
                                      -------------   --------------   -------------   -------------   -------------

      Net realized and unrealized
        gains (losses) on investments    3,662,418                0           1,886       1,958,686         814,203
                                      -------------   --------------   -------------   -------------   -------------

      Increase in net assets from
       operations                       $7,297,874         $272,396        $102,287      $2,620,560      $1,143,003
                                      =============   ==============   =============   =============   =============



                                                        Growth and        Global
                                       International      Income        Discovery
                                       --------------  --------------  -------------
Investment income:
Dividend income                           $1,177,389      $1,223,618        $49,123
Less: administrative expenses
      and mortality and expense
      risk charges                            69,152          94,910         14,083
                                       --------------  --------------  -------------

      Net investment income                1,108,237       1,128,708         35,040
                                       --------------  --------------  -------------

Gains on investments:
Realized gains:
 Proceeds from sales of fund share        63,520,559       9,804,782      3,307,428
 Cost of fund shares sold                 62,568,925       8,825,577      3,143,141
                                       --------------  --------------  -------------

      Net realized gains                     951,634         979,205        164,287
                                       --------------  --------------  -------------

Unrealized gains:
      Beginning of year                      732,537       2,297,228        160,483
      End of year                            697,483       1,043,179        242,103
                                       --------------  --------------  -------------

      Change in unrealized gains             (35,054)     (1,254,049)        81,620
                                       --------------  --------------  -------------

      Net realized and unrealized
        gains (losses) on investments        916,580        (274,844)       245,907
                                       --------------  --------------  -------------

      Increase in net assets from
       operations                         $2,024,817        $853,864       $280,947
                                       ==============  ==============  =============


The accompanying notes are an integral part of these financial statements

                      INTRAMERICA VARIABLE ANNUITY ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                      For the year ended December 31, 1998



                                                             Money                          Capital
                                             Total           Market           Bond           Growth         Balanced
                                          -------------   -------------   -------------   -------------   -------------
Changes in assets:
Operations:
      Net investment income                 $3,635,456        $272,396        $100,401        $661,874        $328,800
      Net realized gains                     3,392,792               0           7,533       1,102,252         187,881
      Change in unrealized gains               269,626               0          (5,647)        856,434         626,322
                                          -------------   -------------   -------------   -------------   -------------

      Net change from operations             7,297,874         272,396         102,287       2,620,560       1,143,003
                                          -------------   -------------   -------------   -------------   -------------

Capital share transactions:
      Premiums                               4,652,536       1,943,364          75,482         828,246         369,101
      Contract claims                         (212,059)       (127,476)        (28,607)        (18,926)         (7,430)
      Contract surrenders                   (2,851,454)       (693,926)        (65,938)       (427,878)       (199,667)
      Transfers (to) from general account
       and portfolio transfers, net            (50,198)      1,148,809        (268,761)        518,942         916,826
                                          -------------   -------------   -------------   -------------   -------------

      Net change from capital share
       transaction                           1,538,825       2,270,771        (287,824)        900,384       1,078,830
                                          -------------   -------------   -------------   -------------   -------------

      Total change in net assets            $8,836,699      $2,543,167       ($185,537)     $3,520,944      $2,221,833
                                          =============   =============   =============   =============   =============


Net assets:
Beginning of year                          $46,700,328      $4,280,942      $1,971,156     $11,798,925      $4,525,003
End of year                                 55,537,027       6,824,109       1,785,619      15,319,869       6,746,836
                                          -------------   -------------   -------------   -------------   -------------

      Total change in net assets            $8,836,699      $2,543,167       ($185,537)     $3,520,944      $2,221,833
                                          =============   =============   =============   =============   =============


                                                           Growth and       Global
                                          International      Income        Discovery
                                          -------------   -------------  --------------
Changes in assets:
Operations:
      Net investment income                 $1,108,237      $1,128,708         $35,040
      Net realized gains                       951,634         979,205         164,287
      Change in unrealized gains               (35,054)     (1,254,049)         81,620
                                          -------------   -------------  --------------

      Net change from operations             2,024,817         853,864         280,947
                                          -------------   -------------  --------------

Capital share transactions:
      Premiums                                 280,800       1,047,004         108,539
      Contract claims                          (18,176)         (9,554)         (1,890)
      Contract surrenders                     (635,996)       (761,055)        (66,994)
      Transfers (to) from general account
       and portfolio transfers, net           (220,663)     (2,033,998)       (111,353)
                                          -------------   -------------  --------------

      Net change from capital share
       transaction                            (594,035)     (1,757,603)        (71,698)
                                          -------------   -------------  --------------

      Total change in net assets            $1,430,782       ($903,739)       $209,249
                                          =============   =============  ==============


Net assets:
Beginning of year                           $8,771,602     $13,507,911      $1,844,789
End of year                                 10,202,384      12,604,172       2,054,038
                                          -------------   -------------  --------------

      Total change in net assets            $1,430,782       ($903,739)       $209,249
                                          =============   =============  ==============




The accompanying notes are an integral part of these financial statements

                      INTRAMERICA VARIABLE ANNUITY ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                      For the year ended December 31, 1997



                                                             Money                          Capital
                                             Total           Market           Bond           Growth         Balanced
                                          -------------   -------------   -------------   -------------   -------------
Changes in assets:
Operations:
    Net investment income                   $2,004,393        $197,454         $93,918        $732,067        $295,134
    Net realized gains (losses)              3,679,065               0         (19,409)      1,279,878         194,834
    Change in unrealized gains and losses    2,385,615               0          54,919       1,090,535         365,156
                                          -------------   -------------   -------------   -------------   -------------

      Net change from operations             8,069,073         197,454         129,428       3,102,480         855,124
                                          -------------   -------------   -------------   -------------   -------------

Capital share transactions:
    Premiums                               4,828,451         806,918         191,240         828,191         286,710
    Capital withdrawals                     (525,430)
    Contract claims                         (422,036)        (41,928)                       (115,937)        (88,901)
    Contract surrenders                   (4,460,970)       (688,934)       (320,624)     (1,381,268)       (448,168)
    Transfers (to)from general account
    and portfolio transfers, net             159,345        (295,087)         14,680          48,079        (131,169)
                                          -------------   -------------   -------------   -------------   -------------

    Net change from capital share
      transaction                           (420,640)       (219,031)       (114,704)       (620,935)       (381,528)
                                          -------------   -------------   -------------   -------------   -------------

    Total change in net assets             $7,648,433        ($21,577)        $14,724      $2,481,545        $473,596
                                          =============   =============   =============   =============   =============


Net assets:
Beginning of year                           39,051,895       4,302,519       1,956,432       9,317,380       4,051,407
End of year                                 46,700,328       4,280,942       1,971,156      11,798,925       4,525,003
                                          -------------   -------------   -------------   -------------   -------------

    Total change in net assets              $7,648,433        ($21,577)        $14,724      $2,481,545        $473,596
                                          =============   =============   =============   =============   =============



                                                            Growth and        Global
                                          International       Income        Discovery
                                          -------------    -------------   -------------
Changes in assets:
Operations:
    Net investment income                     $157,522         $529,659         ($1,361)
    Net realized gains (losses)              1,029,252        1,089,514         104,996
    Change in unrealized gains and losses     (320,543)       1,113,399          82,149
                                          -------------    -------------   -------------

      Net change from operations               866,231        2,732,572         185,784
                                          -------------    -------------   -------------

Capital share transactions:
    Premiums                                 600,697        1,828,798         285,897
    Capital withdrawals                                                      (525,430)
    Contract claims                          (99,624)         (75,646)
    Contract surrenders                   (1,157,215)        (443,625)        (21,136)
    Transfers (to)from general account
    and portfolio transfers, net            (915,480)       1,560,127        (121,805)
                                          -------------    -------------   -------------

    Net change from capital share
      transaction                         (1,571,622)       2,869,654        (382,474)
                                          -------------    -------------   -------------

    Total change in net assets              ($705,391)      $5,602,226       ($196,690)
                                          =============    =============   =============


Net assets:
Beginning of year                            9,476,993        7,905,685       2,041,479
End of year                                  8,771,602       13,507,911       1,844,789
                                          -------------    -------------   -------------

      Total change in net assets             ($705,391)      $5,602,226       ($196,690)
                                          =============    =============   =============



The accompanying notes are an integral part of these financial statements

                      INTRAMERICA VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


1.       Organization:

The Intramerica Variable Annuity Account (the "Variable Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended. The Variable Account was established by First Charter Life Insurance Company ("First Charter") as a separate investment account on June 8, 1988. On November 1, 1992, the Variable Account was transferred from First Charter to Intramerica Life Insurance Company ("Intramerica") pursuant to a merger with and into Intramerica. Intramerica is 98% owned by LUK-CPH, Inc. ("LUK-CPH") and 2% owned by Charter National Life Insurance Company ("Charter National"). LUK-CPH is owned by LUK-CPG, Inc ("LUK-CPG"). LUK-CPG and Charter National are wholly-owned by Leucadia National Corporation ("Leucadia"). On December 21, 1998, Leucadia and Allstate Life Insurance Company ("Allstate") announced an agreement for Allstate to purchase Intramerica. The transaction is subject to regulatory approvals and is expected to close before July 1, 1999.

The Variable Account receives funds representing premiums collected under the variable annuity contracts (the "Contracts") offered by Intramerica. The funds are directed by the Contract owners into one or more subaccounts, each of which, in turn, invests exclusively in the shares of up to seven portfolios of the Scudder Variable Life Investment Fund (the "Fund"), an open-end, diversified investment company managed by Scudder Kemper Investors, Inc. (the "Adviser"). The Fund, at December 31, 1998, consists of the Money Market Portfolio, the Bond Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the
International Portfolio, the Growth and Income Portfolio and the Global Discovery Portfolio (collectively referred to as the "Portfolios").

The Adviser receives compensation for its management and advisory services. Total annual compensation received by the Adviser in 1998 and 1997 as a percentage of average net assets was as follows:

                                         1998                    1997
                                         ----                    ----
Money Market                            .440%                   .460%
Bond                                    .570%                   .620%
Capital Growth                          .500%                   .510%
Balanced                                .560%                   .570%
International                          1.040%                  1.000%
Growth and Income                       .560%                   .580%
Global Discovery                       1.720%                  1.500%

Intramerica has an agreement whereby it reimburses the Fund for its share of the annual operating expenses incurred by the Adviser that exceed 1.50% of the average daily net assets in the International and Global Discovery Portfolios and .75% of the average daily net assets in the remaining Portfolios. Intramerica's share of such excess expenses are determined by the proportion of its investment in the Fund to the total investment of all companies participating in the Fund.

Each subaccount is denominated in units having a distinct value (the "Unit Value"). For each subaccount, the Unit Value for the Contracts on a given date is based on the net asset value of a share of the corresponding Portfolio in which such subaccount invests. When a payment is allocated or an amount is transferred to a subaccount, a number of units is purchased based on the Unit Value of the subaccount. When amounts are transferred out of or deducted from a subaccount, units are redeemed in a similar manner.

                      INTRAMERICA VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS, continued


1.       Organization, continued:

Intramerica is domiciled in the State of New York. Under New York insurance regulations, the assets of the Variable Account are the property of Intramerica. The assets of each subaccount attributable to the Contracts, and the income arising therefrom, may not be used to settle the liabilities arising from any other subaccount or from any other business operations of Intramerica. The assets of each subaccount in excess of those attributable to the Contracts, and the income arising therefrom, are available for Intramerica's general use.

2.       Significant Accounting Policies:

Investment Valuation:

Investments made in the Portfolios of the Fund are valued at their respective net asset values. Transactions are recorded on the trade date. Dividend income is recognized when declared in all Portfolios except the Money Market Portfolio, which recognizes income based upon a daily earnings rate. Gains and losses on investments, both realized and unrealized, are determined on the basis of the weighted average cost of the aggregate shares held in each of the Portfolios of the Fund.

Federal Income Taxes:

Under current law, the net income and realized gains and losses attributable to the Contracts are subject to taxation, under certain circumstances, upon the withdrawal of such funds. The Variable Account makes no provision for such future, potentially taxable events as any such taxes that would then become payable would be the responsibility of the owners of the Contracts. Similar items attributable to Intramerica's capital contribution are included in its federal income tax return, with provisions for such tax included in the accounts of Intramerica.

At the present time, Intramerica makes no charge to the Variable Account for any federal, state or local taxes that it incurs which may be attributable to such Account or to the Contracts. Intramerica, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Variable Account or to the Contracts.

Use of Estimates in Preparing Financial Statements:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      INTRAMERICA VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS, continued


3.       Charges and Deductions:

Mortality and Expense Risk Charges and Administrative Expenses:

Intramerica assumes certain mortality and expense risks related to the operation of the Variable Account and deducts daily charges from the Contract's values at an annual rate of .40%. Intramerica reserves the right to increase the mortality and expense risk charge to an annual rate of .70%. In addition, similar deductions are made on a daily basis for administrative expenses at an annual rate of .30%.

Records Maintenance Charge:

The Contract permits Intramerica to deduct a records maintenance charge of up to $40 from each Contract at the end of each Contract year to reflect the cost of performing records maintenance. No charge was imposed for records maintenance in the years ended December 31, 1998 and 1997.

Transfer Charge:

The Contract permits Intramerica to deduct a transfer charge of $20 for the third and each subsequent transfer request made during a Contract year. No charge was imposed for transfers in the years ended December 31, 1998 and 1997.

4.       Distribution of the Contracts:

CNL, Inc. ("CNL"), which acts as the principal underwriter for the Contracts, is registered as a broker-dealer with the Securities and Exchange Commission (the "SEC") and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). CNL receives commissions and underwriting fees directly from Intramerica. CNL and Intramerica have contracted with Scudder Fund Distributors, Inc. ("Scudder") for Scudder's services in connection with the distribution of the Contracts. Scudder is registered with the SEC as a broker-dealer and is a member of the NASD. On September 2, 1998, Leucadia, then sole owner of CNL, sold all of the stock of CNL to Allstate.

                               INTRAMERICA VARIABLE ANNUITY ACCOUNT
                             NOTES TO FINANCIAL STATEMENTS, continued


5.       Investments:

The following table presents selected data regarding the investments in each of the Portfolios of the Fund at December 31, 1998.

        Portfolio             Number of Shares         Cost                 Net Asset        Net Asset Value Per
                                                                          Value Total             Share

Money Market                         6,824,109       $6,824,109              $6,824,109                    $ 1.00
Bond                                   259,538        1,773,272               1,785,619                      6.88
Capital Growth                         639,661       12,168,684              15,319,869                     23.95
Balanced                               443,579        5,193,135               6,746,836                     15.21
International                          700,713        9,504,901              10,202,384                     14.56
Growth and Income                    1,120,371       11,562,279              12,604,172                     11.25
Global Discovery                       255,477        1,811,935               2,054,038                      8.04
                                                ----------------        ----------------
     Total                                         $ 48,838,315            $ 55,537,027
                                                ================        ================


The number and cost of Fund shares purchased and sold for the years ended December 31, 1998 and 1997 are as follows:


Portfolio                                  Purchases                             Sales
1998                              Shares              Cost             Shares              Cost
----                              ------              ----             ------              ----

Money Market                         71,447,217    $71,447,217           68,904,049      $ 68,904,049
Bond                                    141,578         972,704             168,963         1,152,597
Capital Growth                          427,889       9,199,984             360,159         6,535,475
Balanced                                177,452       2,427,393              74,098           831,884
International                         4,581,577      64,034,762           4,502,522        62,568,925
Growth and Income                       817,257       9,177,173             873,533         8,825,577
Global Discovery                        440,849       3,270,770             445,935         3,143,141
                                                 ---------------                     -----------------
     Total                                       $160,530,003                           $ 151,961,648
                                                 ===============                     =================




Portfolio                                 Purchases                               Sales
1997                              Shares              Cost              Shares              Cost
----                              ------              ----              ------              ----
Money Market                         16,068,665    $ 16,068,665            16,090,242     $ 16,090,242
Bond                                    186,849       1,261,321               190,630        1,301,516
Capital Growth                          414,682       7,657,398               407,442        6,266,388
Balanced                                 97,466       1,193,679               106,198        1,085,238
International                           488,217       6,800,791               581,804        7,185,639
Growth and Income                       985,729      10,222,337               652,805        5,733,510
Global Discovery                        226,291       1,500,148               288,236        1,778,987
                                                 ---------------                       ----------------
     Total                                         $ 44,704,339                           $ 39,441,520
                                                 ===============                       ================


                                     PART C
                                OTHER INFORMATION

Item 24.          Financial Statements and Exhibits
(a)      Financial Statements
         All required financial statements are included in Part B of this Registration Statement.
(b)      Exhibits
(1)(a)   Resolutions of the Board of Directors of First Charter Life Insurance Company authorizing establishment of the Variable Annuity Account. 1/
   (b)   Resolutions of the Board of Directors of Intramerica regarding the acquisition of the Variable Annuity
         Account. 1/
(2)      Not Applicable.
(3)(a)   Principal  Underwriting  Agreement,  dated  September  1,1989,  amended
         January 25, 1991, by and between First Charter Life  Insurance  Company on its own  behalf  and on behalf  of First  Charter  Variable  Annuity
         Account, and CNL, Inc. 1/
   (b)   Amendment, dated October 26, 1992, to the Principal Underwriting Agreement. 1/
   (c)   Form of Marketing and Solicitation Agreement between Scudder Fund Distributors, Inc., First Charter Life
         Insurance Company, CNL, Inc. and First Charter Variable Annuity Account. 1/
   (d)   Amendment,  dated October 26, 1992, to the Marketing and  Solicitation
         Agreement. 1/
(4)(a)   Contract for the Flexible Premium Variable Deferred Annuity (S 1802).  1/
(5)(a)   Application  for the Flexible  Premium  Variable  Deferred Annuity (A 1802). 1/
   (b)   Financial Questionnaire (B 1802) 1/
(6)(a)   Charter of Intramerica Life Insurance Company. 1/
   (b)   By-Laws of Intramerica Life Insurance Company. 1/
(7)      Not Applicable.
(8)(a)   Participation Agreement dated May 11, 1994, by and between Scudder Variable Life Investment Fund and
         Intramerica Life Insurance Company. 1/
   (b)   Reimbursement Agreement dated May 11, 1994, by and between Scudder, Stevens & Clark, Inc. and
         Intramerica Life Insurance Company. 1/
   (c)   General  Services and Expense  Reimbursement  Agreement dated September
         1, 1989,  between  First  Charter  Life  Insurance  Company and Charter
         National Life Insurance Company. 1/
   (d)   Purchase  Agreement  dated February 11, 1998 between  Intramerica  Life
         Insurance  Company,  Leucadia  National  Corporation  and Allstate Life
         Insurance Company. 2/
   (e)   Form of Coinsurance Agreement between  Intramerica Life Insurance Company and Allstate Life
         Insurance Company of New York. 2/
   (f)   Form of Administrative Services Agreement between Intramerica Life Insurance Company and
         Allstate Life Insurance Company of New York. 2/
(9)      Opinion and Consent of Counsel. 5/
(10)(a)  Consent of Sutherland Asbill & Brennan LLP. 5/
(10)(b)  Consent of Independent Accountants. 5/
(11)     Not Applicable.
(12)     Not Applicable.
(13)     Schedule for Computation of Performance Data. 3/
(14)     Not Applicable.
(15)     Powers of Attorney. 4/  5/


1/ Incorporated herein by reference to registrant's Post-Effective Amendment No. 6 to this Form N-4 Registration Statement filed with the SEC via EDGARGLINK on February 26, 1997 (File No. 33-54116).

2/ Incorporated herein by reference to registrant's Post-Effective Amendment No. 8 to this Form N-4 Registration Statement filed with the SEC via EDGARGLINK on April 23, 1998 (File No. 33-54116).

3/  Incorporated  herein  by  reference  to  a  similarly-numbered   exhibit  to
Post-Effective Amendment No. 15 to the Form N-4 Registration Statement filed with the SEC via EDGARLINK on February 24, 1997 (File No. 33-22925).

4/ Incorporated herein by reference to Registrant's Post-Effective Amendment No. 9 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on February 26, 1999 (File No. 033-54116).

5/ Filed herewith



Item 25.   Directors and Officers of the Depositor
---------------------------------------------------- ---------------------------------------------------------------
Name and Principal Business Address                  Positions and offices with Depositor
---------------------------------------------------- ---------------------------------------------------------------
Richard G. Petitt***                                 Chairman, President, Director, Chief Executive
Empire Insurance Group                               Officer and Chief Operating Officer
---------------------------------------------------- ---------------------------------------------------------------
John R. Petrowski*                                   Vice President, General Counsel, Corporate Secretary and
Empire Insurance Group                               Director
---------------------------------------------------- ---------------------------------------------------------------
Rocco Nittoli*                                       Vice President, Treasurer, Controller and Director
Empire Insurance Group
---------------------------------------------------- ---------------------------------------------------------------
Laura Ulbrandt**
Leucadia National Corporation                        Assistant Secretary
---------------------------------------------------- ---------------------------------------------------------------
Elizabeth H. Lally
23 Highclere Lane                                    Director
Valhalla, NY  10595
---------------------------------------------------- ---------------------------------------------------------------
Mark Hornstein**
Leucadia National Corporation                        Director
---------------------------------------------------- ---------------------------------------------------------------
Barbara Lowenthal**
Leucadia National Corporation                        Vice President
---------------------------------------------------- ---------------------------------------------------------------
Timothy C. Sentner**
Leucadia National Corporation                        Vice President
---------------------------------------------------- ---------------------------------------------------------------
Joseph A. Orlando**
Leucadia National Corporation                        Vice President and Director
---------------------------------------------------- ---------------------------------------------------------------
William R. Ziegler
Parson & Brown                                       Director
666 3rd Avenue
New York, NY  10017
---------------------------------------------------- ---------------------------------------------------------------
James E. Jordan                                      Director
9 West 57th St.
Suite 4000
New York, NY 10019
---------------------------------------------------- ---------------------------------------------------------------
Louis V. Siracusano                                  Director
McKenna, Siracusano, Fehringer & Chianese
361 Atlantic Ave.
East Rockaway, NY 11518
---------------------------------------------------- ---------------------------------------------------------------
Harry H. Wise                                        Director
H.W. Associates Inc.
150 E. 58 Street
New York, NY 10155
---------------------------------------------------- ---------------------------------------------------------------

* The business address of the indicated Directors and Officers is: 335 Adams Street, Brooklyn, NY 11201.

** The business address of the indicated Directors and Officers is: 315 Park Avenue South, New York, NY 10010.

*** The business address of the indicated Director and Officer is: 3535 S.E. Doubleton Drive, Stuart, FL 34997.


Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant


Set forth below is certain information concerning each of the persons under common control with Intramerica, including state of organization, percentage of voting securities owned or other basis of control and principal business.

As described in the Prospectus, Intramerica is a subsidiary of Charter National Life Insurance Company ("Charter"). Charter is a wholly owned subsidiary of Leucadia National Corporation ("Leucadia"), a New York corporation. On December 21, 1998 Allstate Life Insurance Company ("Allstate") announced that it entered into an agreement National Corporation to purchase Intramerica and Charter. The transaction is subject to regulatory approvals and is expected to close by July 1, 1999.

CNL, Inc. ("CNL") is the principal underwriter of the Contracts. On September 2, 1998, Leucadia, then sole owner of all of the stock of CNL, sold all of its CNL stock to Allstate.

Set forth below is certain information concerning each of the active persons under common control with Charter (other than CNL), including state of organization, percentage of voting securities owned or other basis of control and principal business.


                                                           Percent of
                                    Jurisdiction           Voting
                                    of                     Securities       Principal
Name                                Incorporation          Owned*           Business
-----                               -------------          ----------       ---------
Centurion Ins. Co.                  New York               100%             Insurance
WMAC Investment Corp.               Wisconsin              100%             Holding Company
Bellpet, Inc.                       Delaware               100%             Holding Company
Baldwin-CIS L.L.C.                  Delaware               100%             Investments
Conwed Corporation                  Delaware               100%             Real Estate
Leucadia Film
  Corporation                       Utah                   100%             Film Products
Neward Corporation                  Delaware               100%             Owner and Operator of
                                                                                Oil Wells
Rastin Investing Corp.              Delaware               100%             Investments
HSD Venture                         California             100%             Real Estate
American Investment
  Company                           Delaware               100%             Holding Company
Leucadia Aviation, Inc.             Delaware               100%             Aviation
LNC Investments, Inc.               Delaware               100%             Investments
The Sperry and
  Hutchinson Co., Inc.              New Jersey             100%             Trading Stamps
Leucadia, Inc.                      New York               100%             Manufacturing &
                                                                                Investments
College Life
  Development Corp.                 Indiana                100%             Real Estate
Phlcorp, Inc.                       Pennsylvania           100%             Holding Company
Empire Insurance Co.                New York               100%             Insurance
American Investment
  Bank, N.A.                        United States          100%             Banking



                                                            Percent of
                                    Jurisdiction            Voting
                                    of                      Securities       Principal
Name                                Incorporation           Owned*           Business
----                                -------------           ----------       ---------

Wedgewood Investments
  L.L.C.                            Delaware               100%             Investments
Leucadia Financial
  Corporation                       Utah                   100%             Real Estate
AIC Financial Corp.                 Delaware               100%             Real Estate
Leucadia Cellars Ltd.               Delaware               100%             Investments
American Investment
  Financial                         Utah                   100%             Thrift Loan
Allcity Insurance Co.               New York               89.8%            Insurance
Charter National Life
  Insurance Company                 Missouri               100%             Insurance
LUK-CP Administrative
  Services, Inc.                    Delaware               100%             Administrator
LUK-CPG, Inc.                       Delaware               100%             Holding Company
LUK-CPH, Inc.                       Delaware               100%             Holding Company
Intramerica Life
  Ins. Co.                          New York               100%              Insurance
Leucadia Properties, Inc.           Utah                   100%             Real Estate
Terracor II                         Utah                   100%             Real Estate
CPAX, Inc.                          Delaware               100%             Holding Company
Rosemary Beach Land Co.             Florida                100%             Real Estate
Rosemary Beach Cottage
  Rental Co.                        Delaware               100%             Real Estate Rental
Professional Data
  Management, Inc.                  Indiana                100%             Real Estate
Leucadia Investors, Inc.            New York               100%             Investments
Silver Mountain
  Industries, Inc.                  Utah                   100%             Real Estate
Telluride Properties
  Acquisition, Inc.                 Utah                   100%             Real Estate
Baldwin Enterprises,
  Inc.                              Colorado               100%             Holding Company
Commercial Loan Insurance
  Company                           Wisconsin              100%             Insurance
NSAC, Inc.                          Colorado               100%             Real Estate
RERCO, Inc.                         Delaware               100%             Finance
330 MAD. PARENT CORP.               Delaware                100%             Investments
WMAC Credit Insurance
  Corp.                             Wisconsin               100%             Insurance
CDS Devco, Inc.                     California              80%              Investments
San Elijo Ranch, Inc.               California              68%              Real Estate
RRP, Inc.                           Colorado                100%             Real Estate
CDS Holding Corporation             Delaware                100%             Holding Company
International Bottlers
  L.L.C.                            Delaware                71%              Holding Company
Pepsi International
  Bottlers L.L.C.                   Delaware                71%              Holding Company


                                                            Percent of
                                    Jurisdiction            Voting
                                    of                      Securities       Principal
Name                                Incorporation           Owned*           Business
----                                -------------           ----------       ---------
LUK-REN, Inc.                       New York                100%             Real Estate
Pine Ridge Associates,
  L.P.                              Texas                   75%              Winery
Leucadia Bottling L.L.C.            Utah                    100%             Holding Company
Leucadia Power Holdings,
  Inc.                              Utah                    100%             Holding Company


* Unless otherwise noted, voting securities are owned by Leucadia. A number of subsidiaries of Leucadia are not included on this list. Taken together and considered as a single subsidiary, they would not constitute a significant subsidiary of Leucadia. More detailed information will be supplied upon request. In addition, inactive companies are not included on this list.

Item 27.          Numbers of Contract Owners

As of April 13, 1999, there were 1104 Owners of the Contract, of which 1081 were Non-qualified and 23 were Qualified.

Item 28.          Indemnification

Section 722 of New York General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or who is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, against expenses, including attorneys' fee, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Where any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor, indemnification may not be paid where such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity, to any person who is or was a director, officer, employee or agent, as provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person whose action was finally adjudged to have been knowingly fraudulent, deliberately dishonest or the result of willful misconduct.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of Intramerica and the Variable Account pursuant to the foregoing statute, or otherwise, Intramerica and the Variable Account have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim is made for indemnification against such liabilities (other than the payment by Intramerica or the Variable Account of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), Intramerica or the Variable Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act, and will be governed by the final adjudication of such issue.



Item  29.         Principal Underwriter

CNL is the principal underwriter for the Intramerica Variable Annuity Account, a separate account of Intramerica formed in connection with the distribution of variable annuity contracts by Intramerica. Currently, CNL also acts as principal underwriter for variable annuity contracts and variable life policies issued by the Charter National Variable Account. Commissions in the amount of $ _____ were paid on the Contracts to CNL during Registrant's fiscal year ending 12/31/98.


The directors and officers of CNL are as follows:
----------------------------------------------------------- --------------------------------------------------------
Name and Principal Business Address                         Positions and Offices with Underwriter
----------------------------------------------------------- --------------------------------------------------------
John R. Hunter*                                             Director
----------------------------------------------------------- --------------------------------------------------------
Louis G. Lower, II*                                         Director
----------------------------------------------------------- --------------------------------------------------------
Michael J. Velotta*                                         Director and Assistant Secretary
----------------------------------------------------------- --------------------------------------------------------
Thomas J. Wilson, II*                                       Director
----------------------------------------------------------- --------------------------------------------------------
A. Sales Miller*                                            President
----------------------------------------------------------- --------------------------------------------------------
Karen C. Gardner*                                           Vice President
----------------------------------------------------------- --------------------------------------------------------
Kathleen A. Urbanowicz*                                     Vice President, Secretary and Chief Compliance Officer
----------------------------------------------------------- --------------------------------------------------------
Terry R. Young*                                             General Counsel and Assistant Secretary
----------------------------------------------------------- --------------------------------------------------------
James P. Zils*                                              Treasurer
----------------------------------------------------------- --------------------------------------------------------
Robert N. Roeters*                                          Assistant Vice President
----------------------------------------------------------- --------------------------------------------------------
Emma M. Kalaidjian*                                         Assistant Secretary
----------------------------------------------------------- --------------------------------------------------------
Brenda D. Sneed*                                            Assistant Secretary
----------------------------------------------------------- --------------------------------------------------------
Nancy M. Bufalino*                                          Assistant Treasurer
----------------------------------------------------------- --------------------------------------------------------


* The principal business address of this person is Allstate Life Insurance Company, 3100 Sanders Road, Northbrook, Illinois 60062-7154.

Item 30.          Location of Accounts and Records

All financial accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by Intramerica or an affiliate at their respective home offices. All Contract Owner accounts and documents required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by Intramerica or by the Allstate, or by an affiliate of Intramerica or Allstate, at their home offices or at the customer service center.

Item 31.          Management Services

Not Applicable.

Item 32.          Undertakings

Intramerica Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Intramerica Life Insurance Company.

                                   SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has caused this registration statement to be signed on its behalf in the City of New York and the State of New York on this 23rd day of April, 1999.



                      Intramerica Variable Annuity Account
                                  (Registrant)
(Seal)               By: Intramerica Life Insurance Company
                                   (Depositor)


Attest: /s/John R. Pertowski            By: /s/Rocco Nittoli
        --------------------                ----------------
         John R. Petrowski                    Rocco Nittoli
         Vice President and                   Vice President and
              General Counsel                   Treasurer


         As required by the Securities Act of 1933 this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                        Title                                 Date____


*______________________________            Chairman of the Board                       4/__/99
 Richard G. Petitt                         President and Director
                                           (Chief Executive Officer)
                                           (Chief Operating Officer)

*_____________________________             Vice President, Treasurer                   4/__/99
 Rocco Nittoli                             Controller and Director


*_____________________________             Vice President, General                     4/__/99
 John R. Petrowski                         Counsel, Corporate
                                           Secretary and Director


*______________________________            Vice President and Director                 4/__/99
Joseph A. Orlando


*______________________________            Vice President                              4/__/99
Timothy C. Sentner


*_____________________________             Assistant Secretary                         4/__/99
 Laura Ulbrandt


*_____________________________             Director                                    4/__/99
 Mark Hornstein


*_____________________________             Director                                    4/__/99
Elizabeth H. Lally


*_____________________________             Vice President                              4/__/99
 Barbara Lowenthal


*______________________________            Director                                    4/__/99
 William R. Ziegler


*_____________________________             Director                                    4/__/99
James E. Jordan


*_____________________________             Director                                    4/__/99
 Louis V. Siracusano


*_____________________________             Director                                    4/__/99
 Harry H. Wise


*  Pursuant to Power of Attorney



(Seal)                      Date:   April 23, 1999



Attest:  /s /John R. Petrowski     By: /s/Rocco Nittoli
         ---------------------         ----------------
         John R. Petrowski             Rocco Nittoli
         Vice President and            Vice President and
              General Counsel          Treasurer

                                  EXHIBIT INDEX


Exhibit 9         Opinion and Consent of Counsel

Exhibit 10(a)     Consent of Sutherland Asbill & Brennan

Exhibit 10(b)     Consent of Independent Accountants

Exhibit 15        Powers of Attorney

                  Timothy C. Sentner
                  James E. Jordan
                  Louis V. Siracusano
                  Harry H. Wise